UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sirna Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIRNA THERAPEUTICS, INC.

185 Berry Street, Suite 6504

San Francisco, CA 94107

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Sirna Therapeutics, Inc. (the “Company”) to be held on Tuesday, June 14, 2005, at 3:30 p.m., local time, at the Grand Hyatt Hotel, 345 Stockton Street, San Francisco, CA 94108. Your Notice of Annual Meeting, Proxy Statement and Proxy are enclosed, as is the Company’s 2004 Annual Report on Form 10-K, as amended, for the year ended December 31, 2004, which includes the Company’s financial statements.

At the Annual Meeting, you will be asked to (1) elect two directors to serve for the ensuing three years until the expiration of their terms in 2008 or until their successors are duly elected and qualified; (2) approve the Company’s 2005 Performance Incentive Plan; (3) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and (4) ratify and approve the Warrant Exchange Transaction. The Board of Directors has approved the proposals described in the Proxy Statement and unanimously recommends that you vote “FOR” each proposal.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE ASK THAT YOU RETURN YOUR COMPLETED PROXY, USING THE ENVELOPE PROVIDED, AS SOON AS POSSIBLE SO THAT IT WILL BE RECEIVED NO LATER THAN 3:00 P.M., LOCAL TIME, ON JUNE 13, 2005.

Thank you for your continued support.

Very truly yours,
SIRNA THERAPEUTICS, INC.

Howard W. Robin
Chief Executive Officer and President

May 23, 2005

SIRNA THERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on June 14, 2005

TO OUR STOCKHOLDERS:

The Annual Meeting of Stockholders of Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 14, 2005, at 3:30 p.m., local time, at the Grand Hyatt Hotel, 345 Stockton Street, San Francisco, CA 94108, for the following purposes:

(1)	To elect two (2) directors of the Company to serve for the ensuing three years until the expiration of their terms in 2008 or until their respective successors shall be elected and qualified;

(2)	To approve the Company’s 2005 Performance Incentive Plan;

(3)	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005;

(4)	To ratify and approve the Warrant Exchange Transaction; and

(5)	To transact such other business as may be properly presented at the meeting.

The majority of our common stock is owned, in the aggregate, by Sprout IX Plan Investors, L.P., Sprout Entrepreneurs Fund, L.P., Sprout Capital IX, L.P., DLJ Capital Corporation and Dr. James Niedel (one of our directors) (collectively, the “Sprout Group”), Venrock Associates, Venrock Associates III, L.P., Venrock Entrepreneurs Fund III, L.P., Oxford Bioscience Partners IV, L.P., mRNA Fund II L.P., Granite Global Ventures (Q.P.) L.P., and Granite Global Ventures L.P. (together with the Sprout Group, the “Investors”). Some of the Investors are affiliates of certain of our directors: Dr. James Niedel is affiliated with the Sprout Group, Dr. Douglas Fambrough is affiliated with Oxford Bioscience Partners IV, L.P. and mRNA Fund II L.P., and Dr. Bryan Roberts is affiliated with Venrock Associates, Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P.

As of May 11, 2005, the record date, the Investors beneficially owned approximately fifty-eight percent (58%) of the voting power of our common stock. Therefore, they own enough of our common stock to, in the aggregate, determine the outcome of each of the above proposals, including Proposal 4, which concerns a Warrant Exchange Transaction in which each of the Investors participated. Your vote, however, is very important to us. Furthermore, no voting agreements, arrangements or understandings exist among any of the Investors and Sirna or among any of the Investors themselves.

The names of the Board of Directors’ nominees for directors of the Company and descriptions of the other matters to be voted upon are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on the record date will be entitled to vote at the meeting. To be sure that your shares are represented at the meeting, you are urged to vote, sign, date and promptly return the enclosed Proxy in the envelope provided as soon as possible so that it will be received no later than 3:00 pm, local time, on June 13, 2005. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the accompanying Proxy Statement. You may revoke your Proxy at any time in the manner described in the accompanying Proxy Statement prior to the time it is voted.

By Order of the Board of Directors

Bharat M. Chowrira, Secretary

May 23, 2005

San Francisco, California

IMPORTANT—PLEASE MAIL YOUR PROXY PROMPTLY. To ensure that your vote is recorded properly, you are urged to sign and return the enclosed Proxy in the envelope provided as soon as possible so that it will be received no later than 3:00 p.m., local time, on June 13, 2005.

SIRNA THERAPEUTICS, INC.

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 14, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on June 14, 2005, at 3:30 p.m., local time, and at any adjournment, continuation or postponement of the meeting. These proxy solicitation materials were first sent or given to stockholders entitled to vote at the Annual Meeting on or about May 23, 2005.

Record Date and Shares Outstanding

Only stockholders who owned shares of our common stock at the close of business on May 11, 2005, referred to in this Proxy Statement as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on the matters to be voted on at the Annual Meeting and is not entitled to cumulate votes for the election of directors. As of May 11, 2005, 41,597,887 shares of the Company’s common stock were outstanding and entitled to vote.

Revoking Your Proxy

You may revoke your proxy at any time before it is exercised. Execution of the proxy will not in any way affect your right to attend the meeting in person. Revocation may be made prior to the meeting by written revocation or through a duly executed proxy bearing a later date sent to the Company, Attention: Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107; or a proxy may be revoked personally at the Annual Meeting by written notice to the Secretary at the Annual Meeting prior to the voting of the Proxy. Any revocation sent to the Company must include the stockholder’s name and must be received prior to the meeting to be effective.

How Your Proxy Will Be Voted

In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by the Company, including unmarked proxies, will be voted to (1) elect the two nominees to the Board described herein; (2) approve the Company’s 2005 Performance Incentive Plan; (3) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005; and (4) ratify and approve the Warrant Exchange Transaction. In addition, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as directed by the Board of Directors. We have not received notice of any other matters that may properly be presented at the Annual Meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As there were 41,597,887 shares outstanding as of the record date, we will need at least 20,798,143 votes present in person or by proxy at the Annual Meeting for a quorum to exist.

Voting

Tabulation

Votes of stockholders entitled to vote who are present at the Annual Meeting in person or by proxy, abstentions and broker non-votes are counted as present or represented at the meeting for purposes of determining whether a quorum exists. Cumulative voting is not permitted. The nominees for election as directors at the Annual Meeting will be elected by the affirmative vote of a plurality of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting; the two nominees receiving the highest number of affirmative votes of the shares voted at the Annual Meeting shall be elected to the Board of Directors. For the proposal to approve the Company’s 2005 Performance Incentive Plan, the affirmative vote of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting is necessary for approval. For the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, the affirmative vote of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting is necessary for approval. For the proposal to ratify and approve the Warrant Exchange Transaction, the affirmative vote of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting is necessary for approval.

The majority of our common stock is owned, in the aggregate, by Sprout IX Plan Investors, L.P., Sprout Entrepreneurs Fund, L.P., Sprout Capital IX, L.P., DLJ Capital Corporation and Dr. James Niedel (one of our directors) (collectively, the “Sprout Group”), Venrock Associates, Venrock Associates III, L.P., Venrock Entrepreneurs Fund III, L.P., Oxford Bioscience Partners IV, L.P., mRNA Fund II L.P., Granite Global Ventures (Q.P.) L.P., and Granite Global Ventures L.P. (together with the Sprout Group, the “Investors”). Some of the Investors are affiliates of certain of our directors: Dr. James Niedel is affiliated with the Sprout Group, Dr. Douglas Fambrough is affiliated with Oxford Bioscience Partners IV, L.P. and mRNA Fund II L.P., and Dr. Bryan Roberts is affiliated with Venrock Associates, Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P.

As of May 11, 2005, the record date, the Investors beneficially owned approximately fifty-eight percent (58%) of the voting power of our common stock. Therefore, they own enough of our common stock to, in the aggregate, determine the outcome of each of the above proposals, including Proposal 4, which concerns a Warrant Exchange Transaction in which each of the Investors participated. Your vote, however, is very important to us. Furthermore, no voting agreements, arrangements or understandings exist among any of the Investors and Sirna or among any of the Investors themselves.

Broker Non-Votes; Abstentions

In the absence of controlling precedent to the contrary, we intend to treat broker non-votes and abstentions in the following manner. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker “non-votes” and shares as to which proxy authority has been withheld with respect to any matter are considered present for purposes of calculating a quorum but are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or any other issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition for such proposals. With respect to Proposal 1 requiring a plurality vote, and Proposal 2, Proposal 3 and Proposal 4 requiring a majority vote, broker “non-votes” have no effect. In addition, because Proposal 2 concerns approval of an equity compensation plan, New York Stock Exchange Rules prohibit discretionary voting with respect to such proposal for shares held of record by NYSE-licensed brokers.

Abstentions occur when a stockholder entitled to vote and present in person or represented by proxy affirmatively votes to abstain. Votes in abstention are considered present for purposes of calculating a quorum but do not count as a vote FOR or AGAINST any matter. With respect to Proposal 1 requiring a plurality vote, abstentions, like broker “non-votes,” have no effect. Unlike broker “non-votes,” however, while abstentions do not count as a vote FOR or

AGAINST, they have the same effect as a negative vote on Proposal 2, Proposal 3 and Proposal 4 because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved.

Solicitation of Proxies

This solicitation is being made by mail on behalf of our Board of Directors, but may also be made without additional remuneration by our officers or employees by telephone, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and mailing of the enclosed Proxy, notice of Annual meeting and this Proxy Statement and any additional material relating to the meeting that may be furnished to our stockholders by our Board subsequent to the furnishing of this Proxy Statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone, facsimile transmission, e-mail or personal interview by our officers or employees, without additional compensation, or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material.

Stockholders’ Proposals

In accordance with Rule 14a-8 under the Exchange Act, any stockholder who intends to submit a proposal at our 2006 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than January 23, 2006.

Securities and Exchange Commission (“SEC”) rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement. If a stockholder intends to submit a proposal at the Company’s 2006 annual meeting and the proposal is not intended to be included in the Company’s proxy statement relating to such meeting, the stockholder must have given proper notice no later than April 8, 2006. If a stockholder gives notice of such a proposal after the deadline, the proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s 2006 Annual Meeting.

All notices of proposals, whether or not to be included in the Company’s proxy materials, should be sent to Bharat M. Chowrira, Secretary, Sirna Therapeutics, Inc., 185 Berry Street, Suite 6504, San Francisco, CA 94107.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders and enclosing separate proxy cards for each stockholder. This process, which is commonly referred to as “householding,” potentially eliminates som e duplicative mailings to stockholders and reduces our mailing costs.

This year, a number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Sirna Therapeutics, Inc., Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107 or contact ADP Investor Communication Services at 1-800-542-1061. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation provides for a Board of Directors made up of three classes. The term of office of the Class III Directors expires at the Annual Meeting, the term of office of the Class I Directors expires at the Annual Meeting of Stockholders to be held in 2006, and the term of office of the Class II Directors expires at the Annual Meeting of Stockholders to be held in 2007. Thereafter, the term of each class expires at each third succeeding Annual Meeting of Stockholders after election of the class.

Our Board currently consists of six directors, with one unfilled vacancy. Mr. Howard W. Robin and Mr. Jeremy L. Curnock Cook are the Class I directors. Dr. Douglas Fambrough and Dr. Bryan Roberts are the Class II directors. Dr. James Niedel and Mr. R. Scott Greer are the Class III directors and have been recommended for nomination by our Nominating and Corporate Governance Committee and nominated by the Board of Directors for election at the Annual Meeting to serve for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2008 or until their respective successors shall be duly elected and qualified. Dr. Niedel and Mr. Greer have each accepted such nomination. Dr. Niedel and certain of his affiliates participated in the Warrant Exchange Transaction, which is the subject of Proposal 4 of this Annual Meeting. The proxies will be voted, unless authority to do so is withheld, in favor of the two Class III nominees recommended by the Board.

If any of the Class III director nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that either nominee will be unable or will decline to serve as a director.

Certain information regarding our directors and the director nominees is set forth below.

Name	Age	Position
Howard W. Robin	52	Chief Executive Officer, President and Director
Jeremy L. Curnock Cook (1)(2)	55	Director
Douglas Fambrough, Ph.D. (2)	36	Director
James Niedel, M.D., Ph.D. (2) (3)	61	Chairperson of the Board
Bryan Roberts, Ph.D. (1)(3)	38	Director
R. Scott Greer (1)(3)	46	Director

(1)	Member of the Audit Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Compensation Committee.

Nominees for Election as Class III Directors with Term Expiring in 2008

James Niedel, M.D., Ph.D., has served as Chairperson of the Board since April 2003. He joined the Sprout Group as a Venture Partner on May 1, 2002. Prior to that appointment, Dr. Niedel was Chief Science and Technology Officer for GlaxoSmithKline, a pharmaceutical company, and from 1995 to 2001 he was a member of the board of directors of Glaxo Wellcome plc with responsibility for Global Research and Development, Information Technology and Product Strategy. From 1988 to 1995 he was VP Research and SVP R&D for the US subsidiary of Glaxo. Before joining the pharmaceutical industry, Dr. Niedel was Professor of Medicine and Chief of the division of Clinical Pharmacology at Duke Medical School, where he had completed an Internal Medicine residency and a Hematology-Oncology fellowship. He received M.D. and Ph.D. (Biochemistry) degrees from the University of Miami, was selected a Searle Scholar, and is a Fellow of the Royal College of Physicians (London).

R. Scott Greer has served as a director since July 2003. Mr. Greer is currently Managing Director of Numenor Ventures, LLC. Mr. Greer has served as Chairperson of the Board of Abgenix, Inc., a biopharmaceutical company, since May 2000. Mr. Greer served as Chief Executive Officer of Abgenix from June 1996 to April 2002. Currently, he is also Chairman of Acologix, Inc., a privately-held biotechnology company. From 1991 to 1996, Mr. Greer held several senior positions with a gene therapy company, Cell Genesys, Inc. including Senior Vice President of Corporate Development and Chief Financial Officer. From 1986 to 1991, Mr. Greer held various positions, including Director of Corporate Development with Genetics Institute, Inc., a biotechnology firm. Mr. Greer received a B.A. in Economics from Whitman College, an M.B.A. from Harvard University and was a Certified Public Accountant.

Continuing Class II Directors with Term Expiring in 2007

Douglas Fambrough, Ph.D., has served as a director since April 2003 and is a Principal with Oxford Bioscience Partners in Boston, Massachusetts. In addition to representing Oxford on the Company’s board, Dr. Fambrough also represents Oxford as a director of Solstice Neurosciences and as a board observer to Cambrios Technologies Corp. and Xantos Biomedicine AG. Prior to joining Oxford, Dr. Fambrough spent 10 years in academic research, most recently at the Whitehead/MIT Center for Genome Research. He graduated from Cornell University and obtained his Ph.D. in genetics from the University of California, Berkeley.

Bryan Roberts, Ph.D., has served as director since April 2003. He joined Venrock in 1997 and is now a General Partner involved with the firm’s activities in healthcare, and is based in Menlo Park, California. Dr. Roberts currently serves on the boards of several private companies including athenahealth, Inc., Biomedicines, Inc., Intarcia Therapeutics, Inc., Microbia, Inc., Nanosys, Inc., Satiety, Inc. and Xenoport, Inc. Prior to joining Venrock, Dr. Roberts worked at Kidder Peabody & Co., Inc. in corporate finance. Dr. Roberts received his Ph.D. in Chemistry and Chemical Biology at Harvard University and graduated from Dartmouth College, where he obtained a B.A. in Chemistry.

Continuing Class I Directors with Term Expiring 2006

Howard W. Robin has served as Chief Executive Officer, President and a director since July 2001. From January 2001 to June 2001, Mr. Robin was Chief Operating Officer, President and a director. From 1991 to 2001 Mr. Robin was Corporate Vice President and General Manager of Therapeutics at Berlex Laboratories, Inc., a subsidiary of Schering, AG, and from 1987 to 1991 he served as its Vice President of Finance and Business Development and Chief Financial Officer. From 1984 to 1987 Mr. Robin was Director of Business Planning & Development at Berlex. He was a Senior Associate with Arthur Andersen & Co. prior to joining Berlex. He received his B.S. in Accounting & Finance from Fairleigh Dickinson University in 1974.

Jeremy L. Curnock Cook has served as a director since July 1995. Mr. Cook is Executive Chairperson of Bioscience Managers Ltd., a corporate advisory company, and Non-Executive Chairperson of Targeted Genetics Corporation. He is also Chairperson of atugen AG and a member of the boards of Inflazyme Pharmaceuticals, Ltd. and Biocompatibles International plc. He was a director of Rothschild Asset Management, an investment management company, where he was responsible for the Rothschild Bioscience Unit from 1987 until his retirement in 2000. Mr. Cook founded the International Biochemicals Group in 1975, which he subsequently sold to Royal Dutch Shell in 1985, remaining as Managing Director until 1987. Mr. Cook received an M.A. in Natural Sciences from Trinity College Dublin.

There is no family relationship between any of our directors or executive officers.

Vote Required and Board of Directors’ Recommendation

The two nominees receiving the highest number of affirmative votes of the shares voted at the meeting shall be elected to the Board of Directors. Proxies solicited by our Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 2 above.

Our Board of Directors believes that the reelection of Dr. Niedel and Mr. Greer to the Company’s Board of Directors will promote the interests of the Company and its stockholders.

Our Board of Directors recommends that the stockholders vote “FOR” the director nominees listed above.

CORPORATE GOVERNANCE

Board of Directors Independence

The Board of Directors has determined that a majority of the Board members are “independent” within the meaning of the listing standards of the Nasdaq National Market. The directors so determined to be independent include Mr. Cook, Dr. Fambrough, Mr. Greer, Dr. Niedel and Dr. Roberts.

Board of Directors and Committee Meetings

In 2004, there were five (5) meetings of the Board of Directors. During 2004, all directors attended seventy-five percent (75%) or more of the Company’s Board meetings and meetings of Board committees on which they served, or the portion thereof following such person’s appointment to the Board or such committee. The Company’s policy is to encourage incumbent directors and nominees to attend annual meetings of the Company’s stockholders. All directors attended the 2004 Annual Meeting of Stockholders. The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees to assist the Board of Directors in discharging its duties. Current copies of the charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee as well as the Board of Director Corporate Governance Guidelines can be found on the Company’s website at www.sirna.com. In addition, copies of these charters are available from the Company free of charge upon written request to Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107.

Executive Sessions

Executive sessions of non-management directors are held at least two times a year. The sessions are scheduled and chaired by the Chairperson of the Board of Directors. Any non-management director can request that an additional executive session be scheduled.

Compensation Committee

The Compensation Committee consists of Dr. Roberts (Chairperson), Mr. Greer and Dr. Niedel. The Board has determined that all members of the Compensation Committee are “independent” as that term is defined in the listing standards of the Nasdaq National Market. The Compensation Committee met two (2) times in 2004. The Compensation Committee’s responsibilities include:

•	reviewing and recommending for Board approval grants of options pursuant to the Company’s Stock Option Plans;

•	determining general guidelines for salaries and incentive compensation for the Company’s employees and consultants; and

•	recommending compensation for executive officers for approval by the Board.

Audit Committee

The Audit Committee consists of Mr. Greer (Chairperson), Mr. Cook and Dr. Roberts. The Audit Committee met seven (7) times in 2004. The Audit Committee approves the engagement of and the services to be performed by the Company’s independent registered public accounting firm, reviews the Company’s accounting principles and its system of internal accounting controls, and reviews existing and proposed Company related party transactions, if any.

The Board has determined that all members of the Audit Committee are “independent” as that term is defined in the listing standards of the Nasdaq National Market and also meet the additional criteria for independence of Audit Committee members set forth by the Securities and Exchange Commission. In addition, the Board of Directors has determined that Mr. Greer is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

The Audit Committee oversees the Company’s Ethics Program, which presently includes the Company’s Code of Business Conduct and Ethics and a 24-hour toll-free hotline. The Code of Business Conduct and Ethics is available at www.sirna.com. The Audit Committee is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and expects the Company’s directors, as well as its officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Code of Business Conduct and Ethics. The Company has also established a Disclosure Subcommittee to assist the officers of the Company in fulfilling their responsibility for oversight of the accuracy and timeliness of the disclosures made by the Company.

Additional information regarding the Audit Committee and its members is contained in the “Audit Committee Report” beginning on page 40 of this Proxy Statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Dr. Fambrough (Chairperson), Dr. Niedel and Mr. Cook. The Board has determined that all members of the Nominating and Corporate Governance Committee are “independent” as that term is defined in the listing standards of the Nasdaq National Market. The Nominating and Corporate Governance Committee met two (2) times in 2004. The Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying, reviewing and recommending qualified director candidates to the Board;

•	reviewing qualifications of such candidates;

•	recommending to the Board for consideration such candidates for membership as a director;

•	filling vacancies that may arise from time to time;

•	evaluating Board and Committee performance;

•	developing and recommending a code of business conduct and ethics; and

•	developing and recommending a set of corporate governance principles.

Consideration of Director Nominees

Stockholder Nominees

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications.”

The Nominating and Corporate Governance Committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by submitting the materials set forth below to the Company addressed to the Chairperson of the Nominating and Corporate Governance Committee at the Company’s address. To be timely, the written materials must be submitted within the time permitted for submission of a stockholder proposal for inclusion in the Company’s proxy statement for the subject annual meeting. For deadlines for the 2006 Annual Meeting, see “Stockholders’ Proposals” above.

The written materials must include: (1) all information relating to the individual recommended that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) the name(s)

and address(es) of the stockholder(s) making the nomination and the amount of the Company’s securities that is owned beneficially and of record by such stockholder(s); (3) appropriate biographical information (including a business address and telephone number) and a statement as to the individual’s qualifications, with a focus on the criteria described below; (4) a representation that the stockholder is a holder of record of stock of the Company entitled to vote on the date of submission of such written materials; and (5) disclosure of any material interest of the stockholder in the nomination.

Director Qualifications

The Nominating and Corporate Governance Committee has established the following minimum criteria for evaluating prospective board candidates:

•	Reputation for integrity, strong moral character and adherence to high ethical standards.

•	Holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment.

•	Demonstrated business acumen and experience, and ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of the Company.

•	Ability to read and understand basic financial statements and other financial information pertaining to the Company.

•	Commitment to understand the Company and its business, industry and strategic objectives.

•	Commitment and ability to regularly attend and participate in Board meetings, Board Committee meetings, stockholder meetings, and an appropriate number of meetings of other company boards on which the candidate serves as a director, subject to applicable SEC and Nasdaq National Market rules, in addition to an ability to generally fulfill all responsibilities as a director of the Company.

•	Willingness to represent and act in the interests of all stockholders of the Company rather than in the interests of a particular group.

•	Good health and ability to serve.

•	For prospective non-employee directors, independence under applicable SEC and Nasdaq National Market rules.

•	Absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee’s serving as a director.

•	Willingness to accept the nomination to serve as a director of the Company.

Other Factors for Potential Consideration

The Nominating and Corporate Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee:

•	Whether the prospective nominee will foster a diversity of skills and experiences.

•	Whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable SEC and Nasdaq National Market rules.

•	The composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee initiates the review and recommendation process by preparing a slate of potential candidates who, based on their biographical information and other information available to the Nominating and Corporate Governance Committee, appear to meet the criteria specified above and/or who have specific qualities, skills or experience being sought (based on input from the full Board).

•	Outside Advisors. The Nominating and Corporate Governance Committee may engage a third-party search firm or other advisors to assist in identifying prospective nominees.

•	Nomination of Incumbent Directors. The re-nomination of existing directors should not be viewed as automatic but should be based on continuing qualification under the criteria set forth above. For incumbent directors standing for re-election, the Nominating and Corporate Governance Committee assesses the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, and overall contribution to the Company, the number of other company boards on which the individual serves, the composition of the Board at that time, and any changed circumstances affecting the individual director which may bear on his or her ability to continue to serve on the Board.

•	Management Directors. The number of officers or employees of the Company serving at any time on the Board should be limited such that, at all times, a majority of the directors is “independent” under applicable SEC and Nasdaq National Market rules.

After reviewing appropriate biographical information and qualifications, first-time candidates will be interviewed by at least one member of the Nominating and Corporate Governance Committee and by the Chief Executive Officer. Upon completion of the above procedures, the Nominating and Corporate Governance Committee shall determine the list of potential candidates to be recommended to the full Board for nomination at the annual meeting. The Board of Directors will select the slate of nominees only from candidates identified, screened and approved by the Nominating and Corporate Governance Committee.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all employees, officers and Board members. A copy of the Code is available on our website at www.sirna.com and, along with the charters for our Board committees, may be obtained upon request, without charge, by writing to us at Sirna Therapeutics, Inc., Attn: Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107. Amendments to the Code and any waivers from provisions of the Code requiring disclosure under applicable Securities and Exchange Commission and Nasdaq National Market rules will be disclosed on our website at www.sirna.com.

Communications with the Board

Individuals may communicate with the Board by submitting postal mail to the Company’s Board at the address below to the attention of the Secretary. Such communications will be available to all members of the Board. Communications that are intended specifically for non-management directors should be sent to the address below to the attention of the Chairperson of the Nominating and Corporate Governance Committee and will be delivered unopened.

Sirna Therapeutics, Inc.

Board of Directors

185 Berry Street, Suite 6504

San Francisco, CA 94107

Compensation of Directors

In 2004, all non-employee directors received $5,000 for each Board meeting attended in person. In addition, Audit Committee members are paid $1,000 for participating in separate Committee meetings to review the quarterly and annual reports. Each non-employee director also received an initial stock option grant of 75,000 shares of common stock that vests monthly over three years. Mr. Greer received an additional grant for 50,000 shares of common stock that vested immediately and were at a 20% discount to the fair market value on the date of grant, as compensation for his duties as Audit Committee Chairman. All options expire at the end of ten years.

PROPOSAL NO. 2

APPROVAL OF THE SIRNA THERAPEUTICS, INC.

2005 PERFORMANCE INCENTIVE PLAN

General

At the Annual Meeting, stockholders will be asked to approve the Company’s 2005 Performance Incentive Plan (the “2005 Plan”), which was adopted, subject to stockholder approval, by our Board of Directors on April 22, 2005.

The Company believes that incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans like the proposed 2005 Plan are an important attraction, retention and motivation tool for participants in the plan.

The Company currently maintains the 2001 Stock Option Plan (the “2001 Plan”). As of May 17, 2005, a total of 6,285,346 shares of the Company’s common stock were then subject to outstanding awards granted under the 2001 Plan, and an additional 707,782 shares of the Company’s common stock were then available for new award grants under the 2001 Plan.

Our Board of Directors approved the 2005 Plan based, in part, on a belief that the number of shares currently available under the 2001 Plan does not give the Company sufficient authority and flexibility to provide for future incentives adequately. If stockholders approve the 2005 Plan, no new awards will be granted under the 2001 Plan after the Annual Meeting. In that case, the number of shares of the Company’s common stock that remain available for award grants under the 2001 Plan immediately prior to the Annual Meeting will become available for award grants under the 2005 Plan. An additional 3,000,000 shares of the Company’s common stock will also be made available for award grants under the 2005 Plan, so that if stockholders approve the 2005 Plan, a maximum of 3,707,782 shares will initially be available for award grants under that plan. In addition, if stockholders approve the 2005 Plan, any shares of common stock subject to stock option grants under the 2001 Plan that expire, are cancelled, or otherwise terminate after the Annual Meeting will also be available for award grant purposes under the 2005 Plan.

If stockholders do not approve the 2005 Plan, the Company will continue to have the authority to grant awards under the 2001 Plan. If stockholders approve the 2005 Plan, the termination of our grant authority under the 2001 Plan will not affect awards then outstanding under that plan.

Summary Description of the 2005 Performance Incentive Plan

The principal terms of the 2005 Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the 2005 Plan, which appears as Annex A to this Proxy Statement.

Purpose. The purpose of the 2005 Plan is to promote the success of the Company and the interests of our stockholders by providing an additional means for us to attract, motivate, retain and reward directors, officers, employees and other eligible persons through the grant of awards and incentives for high levels of individual performance and improved financial performance of the Company. Equity-based awards are also intended to align further the interests of award recipients and our stockholders.

Administration. Our Board of Directors and the Compensation Committee will administer the 2005 Plan. Our Board of Directors has delegated general administrative authority for the 2005 Plan to the Compensation Committee. The Compensation Committee may delegate some or all of its authority with respect to the 2005 Plan to another committee of directors, and certain limited authority to grant awards to employees may be delegated to one or more officers of the Company. The appropriate acting body, be it the Board of Directors, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”.

The Administrator has broad authority under the 2005 Plan with respect to award grants including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive;

•	to determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award;

•	to cancel, modify, or waive the Company’s rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding awards, subject to any required consents;

•	to accelerate or extend the vesting or exercisability or extend the term of any or all outstanding awards;

•	subject to the other provisions of the 2005 Plan, to make certain adjustments to an outstanding award and to authorize the conversion, succession or substitution of an award; and

•	to allow the purchase price of an award or shares of the Company’s common stock to be paid in the form of cash, check, or electronic funds transfer, by the delivery of already-owned shares of the Company’s common stock or by a reduction of the number of shares deliverable pursuant to the award, by services rendered by the recipient of the award, by notice in third party payment or cashless exercise on such terms as the Administrator may authorize, or any other form permitted by law.

No Repricing. In no case (except due to an adjustment to reflect a stock split, reverse stock split, or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the 2005 Plan (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per share exercise or base price of the award.

Eligibility. Persons eligible to receive awards under the 2005 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries. Currently, approximately 86 officers and employees of the Company and its subsidiaries (including all of the Company’s named executive officers), and each of the Company’s five non-employee directors, are considered eligible under the 2005 Plan.

Authorized Shares; Limits on Awards. The maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2005 Plan equals the sum of: (1) 3,000,000 shares, plus (2) the number of shares available for additional award grant purposes under the 2001 Plan as of the date of the Annual Meeting and determined immediately prior to the termination of the authority to grant new awards under that plan as of the date of the Annual Meeting, plus (3) the number of any shares subject to stock options granted under the 2001 Plan and outstanding as of the date of the Annual Meeting which expire, or for any reason are cancelled or terminated, after the date of the Annual Meeting without being exercised. As of May 17, 2005, approximately 707,782 shares were available for additional award grant purposes under the 2001 Plan, and approximately 6,285,346 shares were subject to awards then outstanding under the 2001 Plan. As noted above, no additional awards will be granted under the 2001 Plan if stockholders approve the 2005 Plan.

The following other limits are also contained in the 2005 Plan:

•	The maximum number of shares that may be delivered pursuant to options qualified as incentive stock options granted under the plan is 3,000,000 shares.

•	The maximum number of shares subject to those options and stock appreciation rights that are granted during any calendar year to any individual under the plan is 750,000 shares.

•	“Performance-Based Awards” under Section 5.2 of the 2005 Plan payable only in cash and not related to shares and granted to a participant in any one calendar year will not provide for payment of more than $1,000,000.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2005 Plan. If shares are delivered with respect to a dividend equivalent right, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award will be counted against the share limits of the 2005 Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the 2005 Plan will again be available for subsequent awards under the 2005 Plan. Shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the 2005 Plan or the 2001 Plan (with respect to such payment in connection with any award under the 2001 Plan, only to the extent such transaction occurs after the Annual Meeting), as well as any shares exchanged by a participant or withheld by the Company or one of its subsidiaries to satisfy the tax withholding obligations related to any award under the 2005 Plan or the 2001 Plan (with respect to such exchange or withholding in connection with any award under the 2001 Plan, only to the extent such transaction occurs after the Annual Meeting), will be available for subsequent awards under the 2005 Plan. In addition, the 2005 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2005 Plan.

Types of Awards. The 2005 Plan authorizes stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards pursuant to Section 5.2 of the 2005 Plan. The 2005 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.

A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. The per share exercise price of an option will be determined by the Administrator at the time of grant of the option and, with respect to an incentive stock option only, may not be less than the fair market value of a share of the Company’s common stock on the date of grant. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the 2005 Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 2005 Plan. Incentive stock options may only be granted to employees of the Company or a subsidiary.

A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of the Company’s common stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Administrator at the time of grant of the stock appreciation right. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.

Other types of awards that may be granted under the 2005 Plan include, without limitation, stock bonuses, restricted stock, performance stock, stock units, dividend equivalents, or similar rights to purchase or acquire shares, and cash awards granted consistent with Section 5.2 of the 2005 Plan as described below.

Performance-Based Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the U.S. Internal Revenue Code (“Performance-Based Awards”). Performance-Based Awards are in addition to any of the other types of awards that may be granted under the 2005 Plan (including options and stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes). Performance-Based Awards may be in the form of restricted stock, performance stock, stock units, other rights, or cash bonus opportunities.

The vesting or payment of Performance-Based Awards (other than options or stock appreciation rights) will depend on the absolute or relative performance of the Company on a consolidated, subsidiary, segment, division, or business unit basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the U.S. Internal Revenue Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose may include, but is not limited to, one or more of the following: preclinical or results or partnerships, earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. The performance measurement period with respect to an award may range from three months to ten years. Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Performance-Based Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Performance-Based Award (other than an option or stock appreciation right) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of Performance-Based Awards and may reserve discretion to reduce payments below maximum award limits.

Deferrals. The Administrator may provide for the deferred payment of awards and may determine the other terms applicable to deferrals. The Administrator may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

Possible Acceleration of Awards; Early Termination of Awards. Generally, the Administrator has the discretion to provide that awards then-outstanding under the 2005 Plan will become fully vested or paid, as applicable, upon or in connection with the dissolution of the Company, a merger, reorganization, combination, recapitalization or other similar event that the Company does not survive (or does not survive as a public company in respect of its common stock), or in connection with such change in control circumstances as the Administrator may provide. Unless the Administrator provides otherwise, upon the occurrence of a dissolution of the Company or a merger, reorganization, combination, recapitalization or other similar event that the Company does not survive (or does not survive as a public company in respect of its common stock), then-outstanding awards will terminate.

Transfer Restrictions. Subject to certain exceptions contained in Section 5.7 of the 2005 Plan, awards under the 2005 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The Administrator has discretion, however, to establish written conditions and procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable federal and state securities laws.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2005 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. Except as expressly provided with respect to the termination of the authority to grant new awards under the 2001 Plan if stockholders approve the 2005 Plan, the 2005 Plan does not limit the authority of the Board of Directors or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Company’s common stock, under any other plan or authority.

Termination of or Changes to the 2005 Plan. The Board of Directors may amend or terminate the 2005 Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the U.S. Internal Revenue Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2005 Plan. (Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval.) Unless terminated earlier by the Board of Directors, the authority to grant new awards under the 2005 Plan will terminate on April 21, 2015. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the plan. Generally speaking, outstanding awards may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Federal Income Tax Consequences of Awards under the 2005 Plan

The U.S. federal income tax consequences of the 2005 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2005 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the 2005 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents, stock units, and other types of awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the 2005 Plan in connection with a “change in control” (as this term is used under the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code and certain related excise taxes may be triggered. Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code may not be permitted to be deducted by the Company in certain circumstances.

Specific Benefits under the 2005 Performance Incentive Plan

The Company has not approved any awards that are conditioned upon stockholder approval of the 2005 Plan. The Company is not currently considering any other specific award grants under the 2005 Plan. If the 2005 Plan had been in existence in fiscal 2004, the Company expects that its award grants for fiscal 2004 would not have been substantially different from those actually made in that year under the 2001 Plan. For information regarding stock-based awards granted to the Company’s named executive officers during fiscal 2004, see the material under the heading “Executive Compensation Plan Information” below.

The closing market price for a share of the Company’s common stock as of May 17, 2005 was $2.79 per share.

EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains two equity compensation plans: the 2001 Plan and the Company’s 1996 Employee Stock Purchase Plan (the “ESPP”). Stockholders are also being asked to approve a new equity compensation plan, the 2005 Plan, as described above.

The following table sets forth, for each of the Company’s equity compensation plans, the number of shares of common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of May 17, 2005.

Plan category	Number of shares of Common Stock to be issued upon exercise of outstanding options		Weighted- average exercise price of outstanding options	Number of shares of Common Stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	6,285,346	[1,2]	$4.12	1,239,317	[1,2]
Equity compensation plans not approved by stockholders	N/A		N/A	N/A

Total	6,285,346		$4.12	1,239,317

[1]	The ESPP was amended in October 2004 to reduce the duration of the offering period under the ESPP from a maximum of 24 months to a maximum of six months.
[2]	Of the aggregate number of shares that remained available for future issuance, 707,782 were available under the 2001 Plan and 531,535 were available under the ESPP. No new awards will be granted under the 2001 Plan if stockholders approve the 2005 Plan. This table does not reflect the 3,000,000 additional shares that will be available under the 2005 Plan if stockholders approve the 2005 Plan proposal.

Vote Required for Approval of the 2005 Performance Incentive Plan

The Board of Directors believes that the adoption of the 2005 Plan will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to our success.

All members of the Board of Directors are eligible for awards under the 2005 Plan and thus have a personal interest in the approval of the 2005 Plan.

Proxies solicited by our Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 2. Because Proposal 2 concerns approval of an equity compensation plan, New York Stock Exchange Rules prohibit discretionary voting for shares held of record by NYSE-licensed brokers in the case of any broker “non-votes” with respect to such proposal. All members of our Board of Directors are eligible for awards under the 2001 Plan.

Approval of the 2005 Plan requires the affirmative vote of a majority of the common stock present, or represented, and entitled to vote at the Annual Meeting.

Our Board of Directors recommends that the stockholders vote “FOR” the approval of the 2005 Performance Incentive Plan as described above and set forth in Annex A hereto.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 1992. Our Audit Committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. At the Annual Meeting, stockholders will be asked to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders. Such representatives of Ernst & Young LLP will also have the opportunity to make a statement if they desire to do so.

Audit Fees

The following table sets forth the aggregate fees billed by Ernst & Young LLP for the following services during fiscal 2004 and fiscal 2003:

	2004	2003
Audit Fees (a)	$166,219	$213,197
Audit Related Fees (b)	$18,000	$20,000
Tax Fees (c)	$—	$11,342
All Other Fees	$—	$—

(a)	Audit Fees. Consist of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports; statutory audits or financial audits for subsidiaries or affiliates of the Company; services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings; consultation concerning accounting or disclosure treatment of transactions or events and actual or potential impact of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board, or other regulatory or standard setting bodies; and assistance with and review of documents provided to the SEC in responding to SEC comments.
(b)	Audit-Related Fees. Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These services include financial statement audits of employee benefit plans, internal control reviews and assistance with internal controls reporting requirements.
(c)	Tax Fees. Consist of preparing the Company’s federal and state tax returns.

Audit Committee Pre-Approval Policy

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services performed by the independent registered public accounting firm, and the fees paid by the Company for such services, in order to assure that the provision of such services does not impair the auditor’s independence. Under the policy, at the end of the previous fiscal year the Audit Committee pre-approves audit services, audit-related services and tax services for the next fiscal year. Pre-approval is detailed as to the particular service or category of services, and the Audit Committee periodically reviews the list of pre-approved services. All other services, as well as any other audit services, audit-related services or tax services not pre-approved by the Audit Committee, must be separately pre-approved by the Audit Committee.

Pre-approved fee levels for all pre-approved services are established periodically by the Audit Committee. The Audit Committee periodically reviews fees incurred to date for pre-approved services. Any proposed services exceeding the pre-approved fee levels require further pre-approval by the Audit Committee. With respect to each service for which separate pre-approval is proposed, the independent registered public accounting firm will provide a detailed description of the services to permit the Audit Committee to assess the impact of the services on the independence of the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members and has delegated such authority to the Chairperson of the Audit Committee. The Audit Committee member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at the next scheduled meeting. The Audit Committee does not delegate its pre-approval responsibilities to management of the Company.

During the last fiscal year, no services were provided by Ernst & Young LLP that were approved by the Audit Committee pursuant to the de minimis exception to pre-approval contained in the SEC’s rules.

The Audit Committee of the Board has considered whether provision of the services described in sections (b) and (c) of “Audit Fees” above is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected Ernst & Young LLP’s independence.

Vote Required and Board of Directors’ Recommendation

Although it is not required to do so, the Board of Directors is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting in order to ascertain the view of the stockholders regarding such selection. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the Annual Meeting will be required to approve this proposal. Whether the proposal is approved or defeated, the Audit Committee may reconsider its selection. Proxies solicited by our Board of Directors will be so voted unless stockholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described on page 2.

Our Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year.

PROPOSAL NO. 4

RATIFICATION AND APPROVAL OF WARRANT EXCHANGE TRANSACTION

Background

On December 30, 2004, the Company completed a warrant restructuring in which it received an aggregate of approximately $6.8 million from the following investors: Sprout IX Plan Investors, L.P., Sprout Entrepreneurs Fund, L.P., Sprout Capital IX, L.P., DLJ Capital Corporation and Dr. James Niedel (collectively, the “Sprout Group”), Venrock Associates, Venrock Associates III, L.P., Venrock Entrepreneurs Fund III, L.P., Oxford Bioscience Partners IV, L.P., mRNA Fund II L.P., Granite Global Ventures (Q.P.) L.P., and Granite Global Ventures L.P. (together with the Sprout Group, the “Investors”).

Some of the Investors are affiliates of certain of our directors: Dr. James Niedel is affiliated with the Sprout Group, Dr. Douglas Fambrough is affiliated with Oxford Bioscience Partners IV, L.P. and mRNA Fund II L.P., and Dr. Bryan Roberts is affiliated with Venrock Associates, Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P.

The Company engaged in this transaction to raise short-term operating capital efficiently, at a lower cost than alternative available capital raising methods, in order to enable the Company to continue to implement its current business plan.

Pursuant to a Warrant Exchange Agreement (the “Exchange Agreement”) dated as of December 30, 2004, the Company and the Investors exchanged warrants exercisable for an aggregate of 2,703,479 shares of the Company’s common stock at an exercise price of $2.52 per share, exercisable either with cash or warrant shares, with an expiration date of April 21, 2008, which warrants were issued in our 2003 private placement pursuant to the Common Stock and Warrant Purchase Agreement dated as of February 11, 2003 (the “Original Warrants”), for:

(i) a set of replacement warrants (the “First Replacement Warrants”) for the same number of shares and exercise price as the Original Warrants, exercisable solely for cash, with an expiration date of February 7, 2005, and

(ii) an additional set of replacement warrants (the “Second Replacement Warrants”), exercisable for 110% of the shares issuable under the original warrants at an exercise price of $3.85 per share, exercisable either with cash or warrant shares, with an expiration date of December 30, 2009. The exercise price of the Second Replacement Warrants is subject to potential downward adjustment on or before June 30, 2005 (the “Warrant Price Adjustment”). The Warrant Price Adjustment provides, generally, that (i) if the Company consummates a private placement of its securities for the primary purpose of raising capital for the Company on or before June 30, 2005, the exercise price per share shall be adjusted to the lesser of $3.85 and the lowest price per share of common stock sold (or deemed sold) by the Company in any such private placement; and (ii) if the Company does not consummate such a private placement on or before June 30, 2005, the exercise price per share shall be adjusted to the lesser of $3.85 and the average closing selling price of a share of the Company’s common stock on the Nasdaq for the 15-day period ending on June 30, 2005.

The First Replacement Warrants and the Second Replacement Warrants (collectively, the “Replacement Warrants”), and the Exchange Agreement are described in more detail under the heading “Terms of the Transaction” below.

On December 30, 2004, the Investors exercised all of the First Replacement Warrants for 2,703,479 shares of the Company’s common stock, representing an approximate 7% increase in issued and outstanding shares of the Company’s common stock. The consideration for the exercise of these shares was cash in the amount of approximately $6.8 million.

The transaction was approved by a special committee of disinterested, independent members of the Company’s Board of Directors and subsequently by the entire Board of the Company on December 30, 2004.

Although stockholder approval is not required to consummate the transaction contemplated by the Exchange Agreement, stockholders are nevertheless being asked in this Proposal 4 to ratify and approve the entire transaction for the reasons described below under the section “Why We Are Seeking Stockholder Approval.”

Reasons for the Transaction

The Company engaged in this transaction to raise short-term operating capital efficiently, at a lower cost than alternative available capital raising methods, in order to enable the Company to continue to implement its current business plan. The transaction also improved the financial position of the Company as of the end of the 2004 fiscal year, making the Company more attractive to other prospective investors, and therefore facilitating future financings by the Company.

Additionally, because the transaction involved parties associated with the Company, it was completed more quickly and at a comparatively lower cost than alternative capital raising methods available to the Company at the time of the transaction. The transaction did not involve an investment bank or placement agent and saved the Company commission expenses and potential investor discounts.

Why We Are Seeking Stockholder Approval

Under Delaware law, the Company was permitted to complete the transaction without the approval of its stockholders. However, Nasdaq has taken the position that the potential operation of the Warrant Price Adjustment for the Second Replacement Warrants is a below market equity issuance to directors, which requires stockholder approval under the Nasdaq rules.

One of the Investors (James Niedel) is a director of the Company and the other Investors are affiliated with certain of the directors of the Company. To the extent that the exercise price of the Second Replacement Warrants is reduced by operation of the Warrant Price Adjustment below $3.04 (the closing bid price of our common stock on December 29, 2004, the last trading day before the Exchange Agreement was entered into), Nasdaq will consider the difference between $3.04 and the exercise price per share to be a below-market equity issuance, and require stockholder approval to such extent.

To ensure compliance with Nasdaq requirements, the Investors have agreed not to exercise, without prior stockholder approval, the Second Replacement Warrants if the exercise price is reduced below $3.04. The Company has covenanted to solicit stockholder approval of the transaction. For this above reason, the Company is seeking stockholder ratification and approval of the transaction at the Annual Meeting.

The Investors collectively hold fifty-eight percent (58%) of our outstanding capital stock. As a result, they have the ability to determine the outcome of the voting for this Proposal 4 and each of the other proposals in this Proxy Statement. Your vote, however, is very important to us. Furthermore, no voting agreements, arrangements or understandings exist among any of the Investors and Sirna or among any of the Investors themselves.

Consequences of Approval or Non-Approval

If this Proposal 4 is ratified and approved by the Company’s stockholders, the terms of the Exchange Agreement and the Replacement Warrants will remain in effect, and the Second Replacement Warrants will be potentially exercisable, by operation of the Warrant Price Adjustment, at a price below $3.04.

If this Proposal 4 is not ratified and approved by the Company’s stockholders at the Annual Meeting, the Exchange Agreement and the Second Replacement Warrants will remain in effect, but the Second Replacement Warrants will be exercisable only at a price equal to or above $3.04.

As discussed above, the Investors collectively hold fifty-eight percent (58%) of our outstanding capital stock and, as a result, have the ability to determine the outcome of the voting for this Proposal 4 and each of the other proposals in this Proxy Statement. Your vote, however, is very important to us. Furthermore, no voting agreements, arrangements or understandings exist among any of the Investors and Sirna or among any of the Investors themselves.

Terms of the Transaction

The principal terms of the transaction, including the terms and conditions in the Exchange Agreement and the descriptions of the First and Second Replacement Warrants, are summarized below. Copies of the Exchange Agreement and the forms of the Replacement Warrants have been filed by the Company as exhibits to its Current Report on Form 8-K filed with the SEC on January 6, 2005, and which are attached for ease of reference as Annexes B, C and D to this Proxy Statement, respectively. The following description is qualified in its entirety by reference to these documents. We strongly encourage you to review the full text of these documents.

Terms of the First Replacement Warrants

Number of Shares Underlying the First Replacement Warrants. The aggregate number of shares of common stock subject to the First Replacement Warrants was 2,703,479 as of December 30, 2004. The number of shares issued on December 30, 2004 under each of the First Replacement Warrants to each Investor is summarized in the table below:

Investor	Shares issued under the First Replacement Warrants
Sprout IX Plan Investors, L.P.	25,519
Sprout Entrepreneurs Fund, L.P.	2,177
Sprout Capital IX, L.P.	552,601
DLJ Capital Corporation	1,211
James Niedel	14,910
Venrock Associates	194,337
Venrock Associates III, L.P.	863,721
Venrock Entrepreneurs Fund III, L.P.	21,593
Oxford Bioscience Partners IV, L.P.	810,315
mRNA Fund II L.P.	8,130
Granite Global Ventures (Q.P.) L.P.	205,454
Granite Global Ventures L.P.	3,511

Total: 2,703,479

Exercise Period. Each of the First Replacement Warrants was exercisable from December 30, 2004 to February 7, 2005 and could only be exercised with cash. All of the First Replacement Warrants were exercised for an aggregate of approximately $6.8 million in cash on December 30, 2004.

Exercise Price; Warrant Price Adjustment. The exercise price of the First Replacement Warrants was $2.52 per share. The exercise price and the number of shares issued under the First Replacement Warrants were subject to adjustment in certain events including: reclassification of the Company’s securities, certain mergers, consolidations, sales of substantially all of the assets of the Company, subdivision or combination of shares of the Company, stock dividends and other distributions of the Company. No such adjustments were made prior to exercise and issuance.

Registration Rights. The First Replacement Warrants and the shares issued thereunder are not registered under the Securities Act or any state securities laws. The Company granted registration rights to the Investors for the shares of common stock of the Company obtained upon exercise thereof as set forth in the Exchange Agreement. Such registration rights are described in more detail under the heading “Terms of the Exchange Agreement” below.

Terms of the Second Replacement Warrants

The terms of the Second Replacement Warrants are substantially the same as the First Replacement Warrants, except for the following:

Number of Shares Underlying the Second Replacement Warrants. The aggregate number of shares of common stock subject to the Second Replacement Warrants is 2,973,824 as of December 30, 2004. The number of shares issuable on December 30, 2004 under each of the Second Replacement Warrants to each Investor is summarized in the table below:

Investor	Shares issuable under the Second Replacement Warrants
Sprout IX Plan Investors, L.P.	28,070
Sprout Entrepreneurs Fund, L.P.	2,394
Sprout Capital IX, L.P.	607,861
DLJ Capital Corporation	1,332
James Niedel	16,401
Venrock Associates	213,771
Venrock Associates III, L.P.	950,093
Venrock Entrepreneurs Fund III, L.P.	23,752
Oxford Bioscience Partners IV, L.P.	891,346
mRNA Fund II L.P.	8,943
Granite Global Ventures (Q.P.) L.P.	225,999
Granite Global Ventures L.P.	3,862

Total: 2,973,824

Exercise Period. All of the Second Replacement Warrants are exercisable from December 30, 2004 to December 30, 2009. The Second Replacement Warrants are exercisable either with cash or warrant shares. As of May 11, 2005, the Record Date, none of the Second Replacement Warrants has been exercised.

Exercise Price; Warrant Price Adjustment. The exercise price of the Second Replacement Warrants is $3.85 per share. In addition to the events of adjustment as provided in the First Replacement Warrants, the exercise price and the number of shares issuable under the Second Replacement Warrants are also subject to the following potential downward adjustment on or before June 30, 2005: (i) in the event that the Company consummates a qualifying private placement of its securities for the primary purpose of raising capital for the Company on or before June 30, 2005, the exercise price per share shall be adjusted to the lesser of $3.85 and the lowest price per share of common stock sold (or deemed sold) by the Company in any such private placement; and (ii) if the Company does not consummate such a private placement on or before June 30, 2005, the exercise price per share shall be adjusted to the lesser of $3.85 and the average closing selling price of a share of the Company’s common stock on the Nasdaq for the 15-day period ending on June 30, 2005.

Terms of the Exchange Agreement

Exchange Procedures. On December 30, 2004, the Company issued and delivered the Replacement Warrants as described above to each of the Investors. In exchange for the Replacement Warrants, each of the Investors surrendered their respective Original Warrants to the Company. All of the surrendered Original Warrants were cancelled except, in lieu of cancellation, the number of shares issued under the Original Warrants held by the Sprout Group were reduced by 25% (equal to 596,442 shares of the Company’s common stock) and returned to the Sprout Group. As a result, the Sprout Group received Replacement Warrants for a correspondingly lower number of shares.

Registration Rights. The Company agreed to cause a registration statement covering the common stock issuable upon the exercise of the Replacement Warrants to be filed with the Securities and Exchange Commission. The Company further agreed to use its commercially reasonable efforts to cause the registration statement to be declared effective under the Securities Act no later than June 30, 2005 until the earlier of: (i) December 30, 2006 and (ii) such date as all securities registered on such registration statement have been resold, subject to the terms under the Exchange Agreement. In addition, after such registration statement expires, but on or before December 30, 2009, the Company agreed to use its commercially reasonable efforts to effect a registration of the common stock issuable upon the exercise of the Replacement Warrants if requested by holders of at least 5% of all of the outstanding shares of the Company’s common stock if such holders are unable to sell all of their warrant shares pursuant to Rule 144(k).

Lock-Up. Each of the Investors agreed, subject to certain exceptions set forth in the Exchange Agreement, to a lock up of the common stock or warrants of the Company held by such Investor until June 30, 2005.

General Effect upon the Rights of Existing Security Holders

The transaction has created additional dilution to the Company’s stockholders (other than the Investors). Immediately after the Investors exercised the First Replacement Warrants on December 30, 2004, the number of the Company’s issued and outstanding shares increased approximately 7%. Although the Second Replacement Warrants have not, as of the Record Date, been exercised, assuming such an exercise on the Record Date, the number of the Company’s issued and outstanding shares would have further increased approximately 7%.

Arrears in Dividends or Defaults

The Company has not, historically, declared dividends upon its issued securities and does not intend to do so in the future. As a result, there are no arrears in dividends upon the Original Warrants, the Replacement Warrants and shares of the Company’s common stock issued or issuable thereunder, and such securities do not contemplate the payment of principal or interest thereupon.

Use of Proceeds

The proceeds raised from this transaction have been and will be used by the Company for general corporate purposes and working capital. Specifically, the proceeds will be used for RNAi research, development and clinical programs in age-related macular degeneration (AMD), chronic Hepatitis, Huntington’s Disease and its dermatology program for hair removal, as well as the opportunity to expand into new development opportunities.

Vote Required for Ratification and Approval of the Warrant Exchange Transaction

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Special Meeting will be required to ratify and approve the Warrant Exchange Transactions. Broker non-votes and abstentions on this proposal have the effect described on page 2 above.

Each of the Investors described above has an interest in the outcome of the voting for this Proposal 4. As discussed above, the Investors collectively hold fifty-eight percent (58%) of our outstanding capital stock and, as a result, have the ability to determine the outcome of the voting for this Proposal 4 and each of the other proposals in this Proxy Statement. Your vote, however, is very important to us. Furthermore, no voting agreements, arrangements or understandings exist among any of the Investors and Sirna or among any of the Investors themselves.

Board Recommendation

Although the transaction described in this Proposal 4 has had and will have a dilutive effect on the ownership of the Company’s current stockholders, the Board of Directors believes that stockholder approval of the transaction is in the best interest of the Company.

Our Board of Directors unanimously recommends that the stockholders vote “FOR” the ratification and approval of the Warrant Exchange Transaction.

EXECUTIVE OFFICERS OF THE REGISTRANT

Our executive officers, who are elected by and serve at the discretion of the Board of Directors, are as follows (all ages are as of May 11, 2005):

Name	Age	Position
Howard W. Robin (1)	52	Chief Executive Officer, President and Director

Nassim Usman, Ph.D. (2)	45	Chief Operating Officer and Senior Vice President

Martin E. Schmieg (3)	43	Chief Financial Officer and Senior Vice President

Roberto Guerciolini, M.D.	50	Chief Medical Officer and Senior Vice President

Barry Polisky, Ph.D	59	Chief Scientific Officer and Senior Vice President

Bharat M. Chowrira, Ph.D., J.D.	39	Chief Patent Counsel, Vice President, Legal Affairs, and Corporate Secretary

(1)	Information regarding Howard Robin is discussed under “Continuing Class I Directors with Term Expiring in 2006.”
(2)	Dr. Usman left the Company effective March 16, 2005.
(3)	Mr. Schmieg left the Company effective April 15, 2005.

Nassim Usman, Ph.D., served as Chief Operating Officer and Senior Vice President from December 2003 to March 2005. From February 2002 until December 2003, he served as Chief Scientific Officer, and as Vice President of Research and Development since August 2000. From December 1999 to July 2000, Dr. Usman served as Senior Vice President of Research. From May 1996 to December 1999, Dr. Usman served as Vice President of Research. From April 1994 until May 1996, Dr. Usman served as Director of Chemistry and Biochemistry Research and from September 1992 until April 1994, Dr. Usman served as Senior Scientist in Chemistry and Biochemistry. From January 1987 to September 1992, Dr. Usman was a Postdoctoral Fellow and Scientist in the Departments of Biology and Chemistry at the Massachusetts Institute of Technology. Dr. Usman received his Ph.D. in chemistry from McGill University. Dr. Usman left the Company in March 2005.

Martin E. Schmieg served as Chief Financial Officer and Senior Vice President from September 2004 to April 2005. Prior to joining the Company, Mr. Schmieg was Senior Vice President and Chief Financial Officer of Advanced Bionics Corporation. Mr. Schmieg has also held senior management positions with Cytometrics, Inc., a development-stage medical device company, and MSMTC, Inc., a healthcare technology consulting company. Early in his career, Mr. Schmieg served in various accounting and financial management positions with E.M. Diagnostics Systems, Inc., a subsidiary of E. Merck, Darmstadt, Germany, and Boekel Scientific Company. Mr. Schmieg has also practiced as a CPA with Zelenkofski, Axelrod & Co., Ltd., Philadelphia, PA. Mr. Schmieg left the Company in April 2005.

Roberto Guerciolini, M.D. has served as Senior Vice President and Chief Medical Officer since April 2004. Prior to joining the Company, Dr. Guerciolini served as the Senior Director of Clinical Pharmacology and Experimental Medicine at Millennium Pharmaceuticals, Inc., where he was responsible for overseeing the conduct of early-stage clinical trials in the areas of inflammation and metabolic diseases. He also contributed significantly towards the successful filing of the NDA for VELCADE®, a treatment for multiple myeloma. Prior to this, he served as Director, Medical Research at Roche Global Development and Director, Clinical Pharmacodynamics/International Clinical Research at F. Hoffmann-La Roche Ltd., with responsibilities for Phase I clinical studies in a number of therapeutic areas. He also played an important role in the filing and registration of XENICAL® in the United States and Europe for the treatment of obesity. Previously, he was Associate Director of clinical pharmacology at Schering-Plough Corporation. Dr. Guerciolini has presented major clinical research findings at the leading health science conferences and has authored or co-authored 40 articles in peer-reviewed journals. He received his medical degree and his specialty in Internal Medicine from the University of Perugia Medical School in Italy and completed his postdoctoral fellowship in clinical pharmacology at the Mayo Clinic. Dr. Guerciolini is also certified by the American Board of Clinical Pharmacology. In addition to his medical training, Dr. Guerciolini received his Executive MBA degree from the Haas School of Business, University of California, Berkeley.

Barry Polisky, Ph.D., has served as Chief Scientific Officer and Senior Vice President since March 2005. From December 2003 to March 2005, Dr. Polisky was Senior Vice President of Research. Dr Polisky joined the Company in June 2002 as Vice President of Research. Prior to joining the Company, Dr. Polisky served as Vice President of Research at ThermoBiostar, Inc., a medical diagnostics company, where he initiated and launched a single nucleotide polymorphism (SNP) diagnostic platform. From 1992 to 1998, Dr. Polisky was Vice President of Research and Drug Discovery at NeXstar Pharmaceuticals, Inc., a biopharmaceutical company, where he developed several aptamers (nucleic acid-based therapeutics including the vascular endothelial growth factor (VEGF) aptamer, Macugen, currently marketed by Eyetech Pharmaceuticals). Prior to joining NeXstar, Dr. Polisky was Professor and Chairman of the Molecular Biology program at Indiana University. Dr. Polisky received his Ph.D. in molecular biology from the University of Colorado and conducted his post-doctoral work in the Department of Biochemistry and Biophysics, University of California, San Francisco.

Bharat M. Chowrira, Ph.D., J.D., has served as Chief Patent Counsel and Vice President, Legal Affairs since January 2005. From January 2002 until December 2004, Dr. Chowrira was Vice President of Legal Affairs, Licensing and Patent Counsel. Dr. Chowrira joined the Company in 1993 as a scientist. He is responsible for the Company’s legal and business licensing activities and general corporate matters. Dr. Chowrira also serves as the corporate secretary. Dr. Chowrira has been responsible for building and maintaining our intellectual property portfolio and strategic alliance initiatives. Dr. Chowrira received his J.D. degree from the College of Law at the University of Denver and holds a Ph.D. in Microbiology and Molecular Genetics from the University of Vermont. Dr. Chowrira is a registered patent attorney and a member of the Colorado Bar Association, American Intellectual Property Law Association, Licensing Executive Society and the Association of Corporate Counsel.

Compensation of Executive Officers

Summary Compensation Table

The following table summarizes the compensation paid to or earned by the Company’s Chief Executive Officer and the four other most highly compensated executive officers whose annual compensation exceeded $100,000 in 2004 (the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation						Long-term Compensation
Name and Principal Position	Year	Salary($)	Bonus($)		Other Annual Comp. ($)		Shares Underlying Options Granted(#)*	All Other Comp. ($) (1)
Howard W. Robin Chief Executive Officer and President	2004 2003 2002	$358,110 351,051 344,500		$82,365 103,500 155,025	$135,776 135,776 181,203	(2) (2) (2)	40,000 1,434,166 62,834	$	— — —

Nassim Usman Chief Operating Officer and Senior Vice President (3)	2004 2003 2002	$263,652 257,842 254,000	$	— 50,800 76,200	$23,366 33,101 23,367	(4) (4) (4)	20,000 470,833 26,984		$6,501 5,997 5,500

Roberto Guerciolini, M.D. Chief Medical Officer and Senior Vice President (5)	2004 2003 2002	$217,115 — —		$60,000 — —	$345,632 — —	(6)	300,000 — —		$4,925 — —

Barry A. Polisky Chief Scientific Officer and Senior Vice President (7)	2004 2003 2002	$231,058 222,600 114,833		$53,144 55,650 53,000	$49,245 49,245 47,781	(8) (8) (8)	20,000 291,666 22,833		$8,000 6,999 6,502

Bharat M. Chowrira Chief Patent Counsel, Vice President Legal Affairs, and Corporate Secretary	2004 2003 2002	$220,500 210,000 191,938		$41,895 52,500 50,000	$35,829 34,829 33,854	(9) (9) (9)	20,000 250,000 13,683		$6,501 5,997 5,500

*	All option grant amounts reflect a reverse split ratio of one-for-six, effected April 16, 2003.
(1)	The “All Other Compensation” column shows the dollar value of matching contributions in common stock made by the Company under the 401(k) Savings Plan.
(2)	Includes for 2004 and 2003: (a) $80,000 for partial forgiveness of a loan, and (b) $55,776 for taxes related to the forgiveness of the loan. Includes for 2002: (a) reimbursement of relocation expenses of $17,220; (b) $14,876 for taxes related to relocation; (c) $80,000 for partial forgiveness of a loan; and (d) $69,107 for taxes related to the forgiveness of the loan.
(3)	Dr. Usman left the Company effective March 16, 2005.
(4)	Includes (a) $12,000 in each of 2004, 2003 and 2002 for partial forgiveness of a loan; (b) $18,101 in 2003 and $8,367 in 2004 and 2002 for taxes related to partial forgiveness of the loan; and (c) approximately $3,000 in each of 2004, 2003 and 2002 for dependent daycare expenses.
(5)	Dr. Guerciolini joined the Company on April 12, 2004.
(6)	Includes for 2004: (a) reimbursement of $202,395 of relocation expenses; (b) $141,112 for taxes related to relocation; and (c) $2,125 for dependent day care expenses.

(7)	Dr. Polisky joined the Company on June 17, 2002. He was promoted to Chief Scientific Officer and Senior Vice President of Research on March 17, 2005.

(8)	Includes: (a) $30,000 for forgiveness of a loan; and (b) $12,829 for taxes related to the forgiveness of the loan in each of 2004 and 2003. Includes for 2002: (a) imputed interest of $28,152 on a five year $150,000 forgivable loan; and (b) $19,629 for taxes related to the imputed interest on the loan.

(9)	Includes for 2004: (a) $20,000 for partial forgiveness of a loan; (b) $12,829 for taxes related to the forgiveness of the loan; and (c) $3,000 for dependent day care expenses. Includes for 2003: (a) $22,000 for partial forgiveness of a loan, and (b) $12,829 for taxes related to the forgiveness of the loan. Includes for 2002: (a) imputed interest of $18,768 on a five year $75,000 forgivable loan; (b) $13,086 for taxes related to the imputed interest on the loan; and (c) $2,000 for forgiveness of a loan.

The foregoing compensation table does not include certain fringe benefits made available on a non-discriminatory basis to all of the Company’s employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company may make available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The Company also did not include in the table the aggregate value of such benefits in the case of the executive officers, which cannot be precisely ascertained but which is the lesser of either $50,000 or 10% of the total annual salary and bonus paid to each such executive officer.

Option Grants Table

The following table contains information about stock options granted to each of the Named Executive Officers during 2004 under the Company’s stock option plan. The exercise price of each option was equal to the fair market value of the common stock on the date of the option grant as determined by the Board of Directors. The options are granted for a term of ten years, subject to earlier termination if employment is terminated. In 2004, the Company granted options representing an aggregate of 1,025,750 shares of the Company’s common stock to employees and directors, including the Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Annual Rate of Stock Price Appreciation for Option Term(1)
	Number of Shares Underlying Options Granted (#)	% of Total Options Granted to Employees in 2004	Exercise Price ($/Share)	Expiration Date	5%($)	10%($)
Howard W. Robin	40,000	3.9%	$5.15	1-22-2014	$129,552	$328,311
Nassim Usman (2)	20,000	1.9%	$5.15	1-22-2014	$64,776	$164,155
Roberto Guerciolini	300,000	29.2%	$4.20	4-12-2014	$792,407	$2,008,116
Barry A. Polisky	20,000	1.9%	$5.15	1-22-2014	$64,776	$164,155
Bharat M. Chowrira	20,000	1.9%	$5.15	1-22-2014	$64,776	$164,155

(1)	Amounts reported in these columns show hypothetical gains that may be realized upon exercise of the options, assuming the market price of common stock appreciates at the specified annual rates of appreciation, compounded annually over the term of the options. These numbers are calculated based upon rules promulgated by the SEC. Actual gains, if any, depend on the future performance of common stock and overall market conditions.
(2)	Dr. Usman left the Company effective March 16, 2005. Pursuant to his severance agreement, his option vesting period is extended for the duration of his severance period, which is defined as the earlier of nine months or upon his attainment of employment.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table contains information about the stock options exercised in 2004 and the number and value of stock options held by each Named Executive Officer as of December 31, 2004. A stock option is “in-the-money” if the closing market price of common stock exceeds the exercise price of the stock option. The value of “in-the-money” unexercised stock options set forth in the table represents the difference between the exercise price of these options and the closing sales price of the common stock on December 31, 2004, as reported by the Nasdaq National Market ($3.17 per share).

Aggregated Option Exercises in Last Fiscal Year and

Fiscal Year-End Option Values

Name	Shares Acquired On Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at December 31, 2004(#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2004($) Exercisable/Unexercisable
Howard W. Robin	—	—	579,276 /1,021,895	$522,439 /$1,033,952
Nassim Usman (2)	—	—	213,171 / 338,043	$171,752 / $339,680
Roberto Guerciolini	—	—	0 / 300,000	$0 / $0
Barry A. Polisky	—	—	139,862 / 197,637	$132,219 / $184,230
Bharat M.Chowrira	—	—	125,936 / 167,680	$113,645 / $158,221

(1)	Value realized is the difference between the exercise price and the closing market price of the common stock on the day of exercise.
(2)	Dr. Usman left the Company effective March 16, 2005.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of our common stock beneficially owned by (1) each of our directors (including the director nominees), (2) our Chief Executive Officer and each of the Named Executive Officers, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding stock. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of May 17, 2005.

Name and Address	Number of Shares Beneficially Owned (1)	Percentage of Shares Outstanding (2)
Sprout Group (3) 11 Madison Avenue, 26th Floor New York, New York 10010	14,573,724	33.1%
Venrock Associates (4) 30 Rockefeller Plaza, Suite 5508 New York, New York 10112	7,486,122	17.5%
Oxford Bioscience Partners (5) 222 Berkeley Street, Suite 1650 Boston, Massachusetts 02116	5,515,683	13.0%
Techno Venture Management (6) 101 Arch Street, Suite 1950 Boston, Massachusetts 02110	3,047,665	7.2%
James Niedel (3)	14,627,891	33.2%
Bryan Roberts (4)	7,540,289	17.6%
Douglas Fambrough (5)	5,569,850	13.1%
R. Scott Greer (7)	123,263	*
Jeremy L. Curnock Cook (8)	60,833	*
Howard W. Robin (9)	762,265	1.8%
Nassim Usman (10)	271,681	*
Martin Schmieg (11)	3,137	*
Roberto Guerciolini (12)	113,732	*
Barry A. Polisky (13)	193,901	*
Bharat M. Chowrira (14)	178,373	*
Current executive officers and directors as a group (11 persons) (15)	29,445,215	61.5%

*	Less than 1%.
(1)	Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. The business address for each of the Company’s directors and officers listed in the table is 185 Berry Street, Suite 6504, San Francisco, California 94107.

(2)	Applicable percentages are based on 41,597,887 shares of common stock outstanding on May 17, 2005, adjusted as required by SEC rules.

(3)	The number of shares beneficially owned consists of 11,237,333 shares and 2,265,664 shares of common stock issuable upon the exercise of warrants held by Sprout Capital IX, L.P., a limited partnership; 518,946 shares and 104,628 shares of common stock issuable upon the exercise of warrants held by Sprout IX Plan Investors, L.P., a limited partnership; 44,286 shares and 8,928 shares of common stock issuable upon the exercise of warrants held by Sprout Entrepreneurs Fund, L.P., a limited partnership; and 24,630 shares and 4,966 shares of common stock issuable upon the exercise of warrants held by DLJ Capital Corporation (collectively “Sprout”), which warrants are immediately exercisable. In addition, amount includes 303,210 shares and 61,133 shares of common stock issuable upon the exercise of warrants held by Dr. James Niedel, a director of Company and a Venture Partner of each partnership, which warrants are immediately exercisable. In addition, includes options to purchase 54,167 shares held by Dr. Niedel exercisable within 60 days of May 17, 2005. Except for shares he holds directly, Dr. Niedel expressly disclaims beneficial ownership of the shares held by Sprout.

(4)	Share ownership for Venrock Associates and related parties is given as of December 30, 2004, and was obtained from a Schedule 13D/A, filed on January 4, 2005 with the Securities and Exchange Commission. According to the Schedule 13D/A, the number of shares beneficially owned consists of 5,038,805 shares and 950,093 shares of common stock issuable upon the exercise of warrants held by Venrock Associates III, L.P., a limited partnership, which warrants are immediately exercisable; 1,133,731 shares and 213,771 shares of common stock issuable upon the exercise of warrants held by Venrock Associates, a limited partnership, which warrants are immediately exercisable; and 125,970 shares and 23,752 shares of common stock issuable upon the exercise of warrants held by Venrock Entrepreneurs Fund III, L.P., a limited partnership (collectively “Venrock”), which warrants are immediately exercisable. In addition, includes options to purchase 54,167 shares held by Dr. Roberts exercisable within 60 days of May 17, 2005. Dr. Roberts is one of our directors and a General Partner of Venrock Associates and a Member of Venrock Management III LLC and VEF Management III LLC, which is the General Partner of Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P., respectively. He expressly disclaims beneficial ownership of the shares held by Venrock except to the extent of his pecuniary interest therein arising from his general partnership or member interests therein.

(5)	Share ownership for Oxford Bioscience Partners and related parties is given as of December 30, 2004, and was obtained from a Schedule 13D/A, filed on January 6, 2005 with the Securities and Exchange Commission. According to the Schedule 13D/A, the number of shares beneficially owned consists of 4,569,545 shares and 891,346 shares of common stock issuable upon the exercise of warrants held by Oxford Bioscience Partners IV L.P., a limited partnership, which warrants are immediately exercisable and 45,849 shares and 8,943 shares of common stock issuable upon the exercise of warrants held by mRNA Fund II L.P., a limited partnership, which warrants are immediately exercisable. OBP Management IV L.P. serves as the General Partner of each partnership (collectively “Oxford”). In addition, includes options to purchase 54,167 shares held by Dr. Fambrough exercisable within 60 days of May 17, 2005. Dr. Fambrough is one of our directors and a Principal of Oxford and expressly disclaims beneficial ownership of the shares held by Oxford except to the extent of his pecuniary interest therein arising from his general partnership interests therein.

(6)	Consists of 2,525,253 shares and 522,412 shares of common stock issuable upon the exercise of warrants held by TVM V Life Science Ventures GmbH & Co., KG, a limited partnership, which warrants are exercisable within 60 days of May 17, 2005.

(7)	Includes options to purchase 54,167 shares held by Mr. Greer exercisable within 60 days of May 17, 2005.

(8)	Includes options to purchase 60,833 shares held by Mr. Cook exercisable within 60 days of May 17, 2005.

(9)	Includes options to purchase 748,604 shares held by Mr. Robin exercisable within 60 days of May 17, 2005.

(10)	Includes options to purchase 264,915 shares exercisable within 60 days of May 17, 2005 and 6,766 shares held by Dr. Usman under our 401(k) Plan.

(11)	Includes options to purchase 2,500 shares held by Mr. Schmieg exercisable within 60 days of May 17, 2005 and 637 shares held by Mr. Schmieg under our 401(k) Plan.

(12)	Includes options to purchase 96,665 shares exercisable within 60 days of May 17, 2005 and 1,544 shares held by Dr. Guerciolini under our 401(k) Plan

(13)	Includes options to purchase 188,194 shares exercisable within 60 days of May 17, 2005 and 5,373 shares held by Dr. Polisky under our 401(k) Plan.

(14)	Includes options to purchase 165,605 shares exercisable within 60 days of May 17, 2005 and 6,766 shares held by Dr. Chowrira under our 401(k) Plan.

(15)	Includes options to purchase 1,743,984 shares by all current directors and officers as a group that are exercisable within 60 days of May 17, 2005.

Employment Agreements

Howard W. Robin, our Chief Executive Officer and President, amended his employment agreement with the Company on February 11, 2003 which became effective upon the consummation of our private placement financing on April 21, 2003.

Pursuant to the employment agreement, as amended, he is entitled to the following:

•	an annual base salary of $358,110 subject to increase at the discretion of the Board of Directors;

•	annual bonuses of up to 30% of his then current base salary;

•	stock options for common stock as reflected in the tables elsewhere in this proxy statement;

•	employee benefits, including term life insurance in the amount of $500,000;

•	pursuant to his employment agreement with the Company dated January 4, 2001, as amended, the $400,000 interest-free loan he previously received from the Company will be forgiven over a specified period of time ($320,000 of the loan has been forgiven as of May 17, 2005) and the Company also shall make a “gross-up” payment to Mr. Robin equal to his tax liability associated with such forgiveness;

•	upon a termination “without cause” or his leaving “for good reason,” 50% of his unvested stock options shall vest, the outstanding balance of the interest-free loan shall be forgiven and the Company shall pay him the “gross-up” payment; he shall receive his base salary plus a bonus for twelve (12) months after termination, subject to (a) increase if there is a change of control of the Company within twelve (12) months of termination, or (b) decrease if he obtains other employment during the severance period; and

•	upon a change of control of the Company, all of his unvested stock options shall vest one (1) year after the change of control, the interest-free loan will be forgiven and the “gross-up” payment will be made; and, if the change of control results in his termination, he will receive his severance payment as described above and all of his unvested stock options will vest immediately.

Nassim Usman, our former Chief Operating Officer and Senior Vice President, amended his employment agreement with the Company on February 11, 2003 which became effective upon the consummation of our private placement financing on April 21, 2003. Pursuant to the employment agreement, as amended, he was entitled to the following:

•	an annual base salary of $263,652 subject to increase at the discretion of the Board of Directors;

•	annual bonuses of up to 20% of his then current base salary;

•	stock options for common stock as reflected in the tables elsewhere in this proxy statement;

•	employee benefits, including term life insurance in the amount of $500,000;

•	the $60,000 interest-free loan he previously received from the Company was forgiven pursuant to his employment agreement with the Company dated as of May 11, 1996, as amended on May 30, 1997 and September 30, 1999, over a specified period of time and the Company also made a “gross-up” payment to Mr. Usman equal to his tax liability associated with such forgiveness;

•	upon a termination “without cause” or his leaving “for good reason,” his unvested stock options shall continue to vest on a monthly basis during an applicable nine (9) or twelve (12) month severance period; he shall receive his base salary plus a bonus for nine (9) months after termination, subject to (a) increase if there is a change of control of the Company within twelve (12) months of termination, or (b) decrease if he obtains other employment during the severance period; and the Company shall continue to pay for all costs related to maintaining healthcare coverage for him and his dependents for a period no longer than eighteen (18) months; and

•	upon a change of control of the Company, all of his unvested stock options shall vest immediately if he terminates his employment “for good reason” within six (6) months after the change of control or if, under some circumstances, the Company terminates his employment other than “for cause,” and, if the change of control results in his termination, he will receive his severance payment as described above and all of his unvested stock options will vest immediately.

Dr. Usman stepped down from his position effective as of March 16, 2005 (the “Severance Date”). On March 30, 2005, the Company entered into an Addendum (the “Addendum”) to the Employment Letter dated February 11, 2003, as Amended by Letter dated April 14, 2003, with Dr. Usman.

The Addendum provides, in general, for

•	payment of accrued but unpaid salary and vacation time as of the Severance Date;

•	continued vesting of unvested stock options from the Severance Date through the earlier of December 15, 2005 or Dr. Usman obtaining other comparable employment (the “Severance Period”);

•	an extension of the option exercise period for up to three (3) years following the Severance Period;

•	a severance payment equal to the aggregate of (i) Dr. Usman’s 2004 base salary and (ii) $19,050, paid in monthly installments, subject to reduction if Dr. Usman obtains other employment during the Severance Period;

•	the engagement of Dr. Usman as a consultant to the Company for up to three (3) years following the termination of the Severance Period, at an annual rate of $10,000 per year, in addition to symposium fees and reimbursement of reasonable expenses;

•	healthcare coverage for up to eighteen (18) months following the Severance Date; and

•	six (6) months of outplacement assistance, at a cost not to exceed $4,000.

The Addendum further provides for a waiver and release of claims against the Company by Dr. Usman and a reaffirmance of Dr. Usman’s continuing obligations under previously executed agreements, including confidentiality, assignment of inventions and non-competition, as well as an agreement to arbitrate any disputes arising under the Addendum.

Martin Schmieg, our former Chief Financial Officer and Senior Vice President, entered into a letter employment agreement with the Company on August 19, 2004 (the “Letter Agreement”). The Letter Agreement sets forth the terms of Mr. Schmieg’s employment with the Company, and provides for:

•	an annual salary of $250,000;

•	participation in the company-wide bonus plan with an initial target of 25% of his annual salary;

•	an option to purchase 250,000 shares of the Company’s common stock, subject to a four (4) year vesting schedule;

•	participation in the Company’s health, insurance and employee benefit plans;

•	acceleration of up to nine (9) months of vesting of his option pursuant to his termination without cause and the acceleration of up to 50% of his unvested option or the continued vesting of his option for twelve (12) months in connection with his termination following a change of control of the Company; and

•	reimbursement of certain moving expenses.

Mr. Schmieg resigned his position with the Company effective April 15, 2005. He received no severance or accelerated vesting of his options.

Roberto Guerciolini, our Chief Medical Officer and Senior Vice President entered into a letter employment agreement with the Company on March 12, 2004 (the “Letter Agreement”). The Letter Agreement sets forth the terms of Dr. Guerciolini’s employment with the Company, which provides for:

•	an annual salary of $300,000;

•	participation in the company-wide bonus plan with an initial target of 25% of his annual salary;

•	an option to purchase 300,000 shares of the Company’s common stock, subject to a four (4) year vesting schedule;

•	participation in the Company’s health, insurance and employee benefit plans;

•	acceleration of up to nine (9) months of vesting of his option pursuant to his termination without cause and the acceleration of up to 50% of his unvested option or the continued vesting of his option for twelve (12) months in connection with his termination following a change of control of the Company; and

•	reimbursement of certain moving expenses.

The Letter Agreement will continue to govern the terms of Dr. Guerciolini’s employment with the Company while he serves as Senior Vice President and Chief Medical Officer.

Barry M. Polisky was promoted to the position of Chief Scientific Officer and Senior Vice President of Research effective as of March 17, 2005. In connection with his previous position of Senior Vice President of Research, Mr. Polisky entered into a letter employment agreement in June 2002. Pursuant to the agreement, as amended, he is entitled to the following:

•	an annual base salary of $231,059 subject to increase at the discretion of the Board of Directors;

•	annual bonuses of up to 25% of his then-current base salary;

•	stock options for common stock as reflected in the tables elsewhere in this Proxy Satement;

•	employee benefits, including term life insurance in the amount of $500,000;

•	an interest-free loan of $150,000 made in July 2002 prior to Mr. Polisky’s appointment as an executive officer of the Company, forgiven in five (5) equal annual installments (a total of $60,000 has been forgiven as of May 17, 2005), grossed-up for taxes, as long as Dr. Polisky remains employed by the Company; and

•	upon termination “without cause,” nine (9) months’ severance pay at his then current salary.

Mr. Polisky and the Company contemplate entering into an amended letter employment agreement in connection with his promotion, the terms of which are currently being negotiated.

Bharat M. Chowrira, our Chief Patent Counsel, Vice President, Legal Affairs and Corporate Secretary, entered into a letter employment agreement in April 2002. Pursuant to the agreement, as amended, he is entitled to the following:

•	an annual base salary of $220,500 subject to increase at the discretion of the Board of Directors;

•	annual bonuses of up to 25% of his then current base salary;

•	stock options for common stock as reflected in the tables elsewhere in this proxy statement;

•	employee benefits, including term life insurance in the amount of $500,000;

•	interest-free loans of $75,000 and $25,000 made in April 2002 and June 2002, respectively, prior to Dr. Chowrira’s appointment as an executive officer of the Company, forgiven in five (5) equal annual installments (a total of $55,000 has been forgiven as of May 17, 2005), grossed-up for taxes, as long as Dr. Chowrira remains employed by the Company; and

•	upon termination “without cause,” nine (9) months severance pay at his then current salary.

Marvin Tancer, our former Chief Financial Officer and Vice President of Operations, stepped down from his position effective as of December 31, 2003 (the “Severance Date”). On February 11, 2004, the Company entered into an Addendum to the Employment Letter (the “Addendum”), with Mr. Tancer.

The Addendum provides, in general, for

•	payment on February 27, 2004 of Mr. Tancer’s 2003 bonus equal to $25,270;

•	continued vesting of unvested stock options from the Severance Date through the earlier of September 30, 2004 or Mr. Tancer obtaining other comparable employment (the “Severance Period”);

•	an extension of the option exercise period for ninety (90) days following the Severance Period;

•	a severance payment equal to the aggregate of (i) Mr. Tancer’s 2003 base salary of $266,000 and (ii) an annual target bonus equal to 20% of Mr. Tancer’s 2003 base salary, paid in monthly installments, for the duration of the Severance Period;

•	healthcare coverage for Mr. Tancer’s son, for the duration of the Severance Period; and

•	six (6) months of outplacement assistance, at a cost not to exceed $6,000.

The Addendum further provides for a waiver and release of claims against the Company by Mr. Tancer and a reaffirmance of Mr. Tancer’s continuing obligations under previously executed agreements, including confidentiality and assignment of inventions, as well as an agreement to arbitrate any disputes arising under the Addendum.

Compensation Pursuant to Plans

Stock Option Plan

The Company has established a Stock Option Plan (the “2001 Stock Option Plan”), under which it authorizes stock option grants to purchase shares of the Company’s common stock to eligible employees, consultants, and other individuals, as defined in the 2001 Stock Option Plan. The Company is proposing to adopt a 2005 Performance Incentive Plan (the “2005 Plan”) and cease issuing options under the 2001 Stock Option Plan. For a more detailed explanation of the 2005 Plan and the effect on the 2001 Stock Option Plan, see Proposal 2 above. Under the current 2001 Stock Option Plan, options to purchase the Company’s common stock are exercisable at a price as determined by the Board of Directors at the time the option is granted, which shall not be less than 100% of the fair market value (110% in the case of 10 percent stockholders) at the date of grant. Vesting rights are determined by the Board of Directors at the time the option is granted and generally options become exercisable at twenty-five percent at the end of each of years one through four.

At the Annual Meeting of Stockholders held on May 12, 2004, stockholders approved an amendment to our previously existing 2001 Stock Option Plan, as a result of which we (a) increased the number of shares reserved for issuance pursuant to our 2001 Stock Option Plan by a total of 750,000 shares, (b) provided that the exercise price of stock options may not be less than the fair market value of a share of our common stock on the date the option is granted, except in connection with a change in control of the Company or an acquisition or reorganization of another entity by the Company or a subsidiary of the Company, and (c) provided that stock options cannot be repriced without stockholder approval to a price that is less than the fair market value of a share of our common stock on the original grant date of the award. Following the amendment to our 2001 Stock Option Plan, as of May 17, 2005, the maximum aggregate number of shares of common stock that are reserved under the 2001 Stock Option Plan is 6,993,128 shares, which includes the additional 750,000 shares approved by stockholders at the 2004 Annual Meeting. The shares reserved under our 2001 Stock Option Plan may be authorized but unissued, or reacquired, common stock. If an option expires or becomes unexercisable without having been exercised in full, the unexercised shares that were subject thereto will become available for future grant or sale under the 2001 Stock Option Plan.

Executive Bonus Plan

The Company adopted an Executive Bonus Plan (the “Bonus Plan”) in March 1999. This Bonus Plan provides the Company’s executive officers with the opportunity to earn an annual bonus contingent upon their fulfillment of annual goals as determined by the Compensation Committee comprised of three independent directors. The Compensation Committee has complete authority to establish the goals for each executive officer, to interpret all provisions of the Bonus Plan and to make all other determinations necessary or advisable for the administration of the Bonus Plan. The Compensation Committee may award each executive officer with an annual bonus comprised of one or more of the following:

•	cash payment;

•	stock options pursuant to the Company’s stock option plan; or

•	forgiveness of any portion of the principal of interest-free loans provided to the executive officer.

Section 401(k) Plan

As part of its effort to attract and maintain high quality staff, the Company adopted a 401(k) Salary Reduction Plan and Trust (the “401(k) Plan”) on June 1, 1992. The Company’s employees may make pre-tax elective contributions of up to 25% of their salary, subject to limitations prescribed by law. All contributions are paid to a trustee who invests for the benefit of members of the 401(k) Plan. In March 1997, the 401(k) Plan was amended to provide that the Company may match the employee’s contributions with common stock. The Company may amend or terminate the 401(k) Plan at any time, subject to legal restrictions.

Employee Stock Purchase Plan

In March 1996, the Company adopted an Employee Stock Purchase Plan (the “Purchase Plan”), which as of May 17, 2005 authorizes the issuance of up to 531,535 shares of the Company’s common stock to eligible employees. Generally, each offering lasts six months, and purchases are made on each October 31 and April 30 at the end of each offering. Common stock is purchased for accounts of employees participating in the Purchase Plan at a price per share equal to the lower of:

•	85% of the fair market value of a share of common stock on the date of commencement of participation in the offering, or

•	85% of the fair market value of a share of common stock on the date of purchase.

Generally, all regular employees, including executive officers, may participate in the Purchase Plan and may authorize payroll deductions of up to 15% of their base compensation for the purchase of common stock under the Purchase Plan. The Company’s Board of Directors has the authority to terminate the Purchase Plan at its discretion. As of May 17, 2005, 401,798 shares had been issued pursuant to the Purchase Plan.

Proposed 2005 Performance Incentive Plan

Please refer to Proposal 2 above for a description of our proposed 2005 Performance Incentive Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Loans. The Company has previously made interest-free loans to certain of its executive officers. These loans are not prohibited by the Sarbanes-Oxley Act of 2002 because they were made prior to the effectiveness of the prohibition. The Company has forgiven all or a portion of the outstanding principal amount of each loan under the terms of each executive officer’s employment agreement. See “Employment Agreements” above.

Name	Loan Amount		Balance as of May 17, 2005
Howard W. Robin	$400,000	(1)	$80,000
Nassim Usman	$60,000	(2)	$—
Barry A. Polisky	$150,000	(3)	$90,000
Bharat M. Chowrira	$100,000	(4)	$45,000

(1)	$80,000 forgiven in each of January 2002, 2003, 2004 and 2005.
(2)	$12,000 forgiven in each of October 2000, 2001, 2002, 2003 and 2004.
(3)	$30,000 forgiven in each of July 2003 and 2004.
(4)	$15,000 forgiven in each of April 2003, 2004 and 2005; $5,000 forgiven in each of June 2003 and 2004.

Indemnity Agreements. The Company has entered into indemnity agreements with each of its officers (including the Named Executive Officers) and directors (and affiliated venture funds, if applicable) which provide, among other things, that the Company will indemnify such officer or director (and affiliated venture funds, if applicable), under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she and their affiliated venture funds, if any, is or may be made a party to by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company’s bylaws.

Transaction with Targeted Genetics

In January 2005, we entered into a collaboration with Targeted Genetics Corporation to develop siRNAs targeting Huntington’s disease gene using an adeno-associated virus (AAV) vector. Under the terms of the collaboration, the Company and Targeted Genetics will share the costs and revenues associated with research and development of AAV-based siRNA product for the treatment of Huntington’s disease. Jeremy Curnock Cook, a member of our Board of Directors and Audit Committee, is the Chairperson of the board of directors of Targeted Genetics. Mr. Cook introduced the Company to Targeted Genetics but did not assist in the negotiations and removed himself from the Company’s board approval process. Mr. Curnock Cook has not received any compensation or other benefits, directly or indirectly, as a result of such collaboration. The Audit Committee has determined that the terms of this transaction have not altered Mr. Curnock Cook’s status as an independent director under applicable Nasdaq Stock Market and SEC regulations. Mr. Curnock Cook did not participate in such determination.

Warrant Exchange Transaction

On December 30, 2004, we entered into a Warrant Exchange Agreement with the Sprout Group, Venrock Associates, Oxford Bioscience Partners, Granite Global Ventures and James Niedel (collectively, the “Warrant

Holders”) to exchange existing warrants to purchase shares of our common stock held by the Warrant Holders for new warrants. Each Warrant Holder exchanged its existing warrants for (1) one warrant exercisable for the same number of shares into which such Warrant Holder’s existing warrant was exercisable (except that the Sprout Group and James Niedel each exchanged only 25% of their existing warrants) (the “First Replacement Warrants”) and (2) one warrant exercisable for 110% of the number of shares into which such Warrant Holder’s existing warrant was exercisable (except that the Sprout Group and James Niedel each received approximately 27.5% of their existing warrants) (the “Second Replacement Warrants”). The First Replacement Warrants were exercisable at an exercise price of $2.52, but only for cash and only if exchanged on or before February 7, 2005. On December 30, 2004, the Warrant Holders exercised all of the First Replacement Warrants for 2,703,479 shares of our common stock, for an aggregate exercise price of approximately $6.8 million. The Second Replacement Warrants are exercisable at an exercise price of $3.85 (subject to downward adjustment) and expire on December 30, 2009. On December 30, 2004, a special committee of independent, disinterested members of our Board of Directors recommended that the terms of the exchange of the warrants be approved by our Board of Directors. The Board of Directors adopted the recommendations of the special committee.

This Warrant Exchange Transaction is the subject of Proposal 4 in the Proxy Statement, and is described therein. Copies of the Warrant Exchange Agreement and the forms of the First Replacement Warrants and Second Replacement Warrants have been filed by the Company as exhibits to the Current Report on Form 8-K filed with the SEC on January 6, 2005, which are also attached for ease of reference as Annexes B, C and D to this Proxy Statement, respectively. The descriptions in this Proxy Statement of such documents are qualified in their entirety by reference to these documents. We strongly encourage you to review the full text of these documents.

Transaction with Altus Group

Beginning in November 2004, the Company engaged Altus Group to provide marketing communication services to the Company. In 2004, the Company incurred fees of approximately $33,000 from the Altus Group. Martin Schmieg, the Company’s former Chief Financial Officer, had previously provided services to the Altus Group.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

Responsibilities and Objectives. The Committee establishes and administers the general compensation policies and plans for the Company and the specific compensation levels for the executive officers and other key employees. The Committee is responsible for conducting, at a minimum, annual reviews of executive compensation and for taking certain actions regarding the compensation of senior executives of the Company. The Committee determines the salary levels for senior executives, and other key employees, and the types and amounts of cash and other bonuses to be distributed to these individuals in accordance with the Bonus Plan. The Committee also determines grants of stock options pursuant to the stock option plan.

The Compensation Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on the Company’s website at www.sirna.com.

This report is submitted by members of the Committee summarizing their involvement in the compensation decisions and policies adopted by the Company for the Company’s executive officers.

General Policy. The Company’s executive compensation practices are designed to reward and provide an incentive for executives based on the achievements of annual and long-term corporate and individual performance goals. Compensation levels for executives are established after giving consideration to a variety of quantitative measures including, but not limited to, Company financial and operating performance, peer group comparisons and labor market conditions. Before making decisions, the Committee elicits the recommendations and advice of the CEO regarding appropriate or desired levels of compensation for management personnel generally. The Committee has complete access to all necessary Company personnel records, financial reports and other data, and may seek the advice of experts and analysts.

The ultimate purpose of the Company’s compensation structure is to attract and retain executives of the highest caliber and to motivate these executives to put forth maximum effort toward the achievement of Company goals identified through the strategic planning process of the Board and management. Also, the compensation design emphasizes long-term incentives in the form of stock options that will encourage these individuals to maintain their focus on the paramount importance of long-term stockholder interests.

Under Section 162(m) of the Internal Revenue Code, the Company may not receive a federal income tax deduction for compensation paid to the Chief Executive Officer or any of the four most highly compensated executive officers to the extent that any of the persons receive more than $1,000,000 in compensation in any one year. However, if the Company pays compensation that is “performance-based” under Section 162(m) it can receive a federal income tax deduction for the compensation paid even if such compensation exceeds $1,000,000 in a single year. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible on the Company’s federal income tax.

Components of Compensation. In evaluating executive compensation, the Committee focuses upon several fundamental components: salary, annual bonus and long-term incentive compensation consisting of stock options. The Committee’s recommendations are offered to the full Board of Directors and are ultimately ratified, changed or rejected by the full Board.

Salary levels for senior executives and other officers are reviewed by the Committee annually. The Company has entered into employment agreements with its executive officers, as amended from time to time, which set forth the salary level for each executive. In establishing salary levels, the Committee has relied upon salary survey data and other publicly available information. The Committee also considers the experience of each executive officer as well as his or her past performance and expected future performance.

The annual bonus component of executive compensation has historically been provided to an executive, if and as appropriate, for obtaining pre-determined corporate and individual goals. The Committee typically determines whether annual bonuses will be awarded to executives for attainment of these goals at the end of each year. Pursuant to the Bonus Plan, the Committee may award bonuses comprised of cash, stock options and loan forgiveness based on the executive officer’s fulfillment of annual goals previously established by the Committee. At that time, the Committee also sets the performance goals for the upcoming year.

The third component of the Company’s executive compensation strategy is long-term incentive compensation pursuant to which executives receive stock options pursuant to the 2001 Stock Option Plan which are tied to the long-term appreciation of the value of the Company’s common stock. The 2001 Stock Option Plan offers executives the possibility of future gains depending upon the executives’ continued employment by, and contributions to, the Company. The Committee believes that a portion of the total compensation of senior executives over a period of years should consist of such long-term incentive awards.

Executive officers of the Company also are permitted to participate in the Purchase Plan which is open to all of the Company’s full-time employees. The Purchase Plan enables the Company’s employees, including executive officers, to acquire Company common stock at a discount to the market price by allocating up to 15 % of their base salary (subject to certain limits) to the acquisition of such stock.

Review of Executive Compensation. The Committee, in making its recommendations and determinations at year end 2004 regarding executive compensation, was influenced by a few primary considerations, namely, that executive management completed the principal goals to file the Sirna-027 Investigational New Drug application with the Food and Drug Administration and advanced toward the clinic other product candidates in the Company’s pipeline, advanced our knowledge of RNAi biology and expanded fundamental RNAi design technologies. However, the Committee also contemplated other factors such as the Company’s market capitalization and the Company’s year-end cash position.

In light of the results in 2004, and in consideration of the Company’s cash burn rate, executive management volunteered, and the Committee concurred, that no increases in executive compensation were practical for 2005. However, the Committee approved bonuses that it believes reflected appropriate rewards for management’s performance in 2004. The Committee also granted stock options to the executive officers in February 2004.

Compensation of Chief Executive Officer. In assessing appropriate types and amounts of compensation for the Chief Executive Officer, the Committee evaluates both corporate and individual performance. Corporate factors included in the evaluation are (i) progress and number of products in clinical and preclinical development, (ii) levels and quality of research, and (iii) current and potential funds raised in equity offerings and collaborations. Individual factors include initiation and implementation of successful business strategic partnerships, maintenance of an effective management team and various personal qualities, including leadership, commitment and professional standing.

Conclusion. As discussed above, executive management volunteered that no increases in executive compensation would take place in 2005. Accordingly, the Committee approved the continuation of Mr. Robin’s salary of $358,110 in 2005. In addition, the Committee approved and recommended payment of an $82,365 cash bonus to Mr. Robin. The Committee also granted stock options for 50,000 shares of common stock under the 2001 Stock Option Plan to Mr. Robin in February 2005. The Committee believes that these awards evidence the Committee’s philosophy to emphasize long-term incentive rewards tied to the Company’s performance.

Compensation Committee

Bryan Roberts, Chairperson

James Niedel

R. Scott Greer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was at any time during fiscal 2004 an officer or employee of the Company. In addition, none of our executive officers serves as a member of the Board of Directors or Compensation Committee of any company that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, the NASD, and the Company.

Based solely on our review of Section 16(a) forms received by us and written representations that no other reports were required, we believe that, during the last fiscal year, all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with.

PERFORMANCE GRAPH

The following line graph presents the cumulative total stockholder return for the Company’s common stock since December 31, 1999, compared with the Nasdaq Composite (US) index and Nasdaq Biotech index. Trade prices are not always disclosed to management. The graph assumes that $100 was invested on December 31, 1999 and that dividends were reinvested.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Sirna Therapeutics, Inc.	$100.00	$136.31	$43.52	$2.29	$8.25	$5.03
Nasdaq Biotech	$100.00	$122.99	$103.06	$56.35	$82.12	$87.16
Nasdaq Composite	$100.00	$60.71	$47.93	$32.82	$49.23	$53.46

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

The following is a report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2004, which include our balance sheets as of December 31, 2004 and 2003, and the related statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2004, and the notes thereto.

The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200 of the listing standards of the Nasdaq National Market and also meet the additional criteria for independence of Audit Committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. In addition, our Board of Directors has determined that Mr. Greer is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is available on our website at www.sirna.com. In general, the Audit Committee charter sets forth:

•	the scope of the Audit Committee’s responsibilities and the means by which it carries out these responsibilities,

•	the outside auditor’s accountability to the Board of Directors and the Audit Committee, and

•	the Audit Committee’s responsibility to monitor the independence of the outside auditor.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, the Company’s independent registered accounting firm, is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. However, the Audit Committee members have the ability to read and understand financial statements at the time of their appointment. The Audit Committee serves in a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters. In addition, our Board of Directors has determined that Mr. Greer is an “audit committee financial expert” as defined by the Securities and Exchange Commission.

The Audit Committee members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of our independent registered public accounting firm included in their report on our financial statements. The Audit Committee’s oversight role does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

Among other matters, the Audit Committee monitors the activities and performance of our external auditors, including the audit scope, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee is responsible for the appointment, compensation and oversight of our independent registered public accounting firm. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of our financial, accounting and internal controls. Management and independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm.

Review with Management

The Audit Committee has reviewed and discussed our audited financial statements with management. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles.

Review and Discussions with Independent Accountants

During 2004, the Audit Committee held 7 meetings with management and the independent registered public accounting firm to review financial results and SEC filings, and to discuss the overall scope and plan for the annual audit. We also met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and their evaluations of our internal controls. In addition, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2004 and held discussions with management and Ernst & Young LLP on the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the accountants’ independence from the Company and its related entities) and has discussed with Ernst & Young LLP their independence from the Company. In addition, the Audit Committee has also considered whether the provision of those services set forth in the table below are compatible with Ernst & Young LLP maintaining its independence from the Company.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company’s independent registered public accounting firm.

Audit Committee

R. Scott Greer, Chairperson

Jeremy L. Curnock Cook

Bryan Roberts

ANNUAL REPORT

A copy of the Company’s 2004 Annual Report on Form 10-K for the year ended December 31, 2004, is being distributed to the Company’s stockholders along with this Proxy Statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission may be obtained without charge upon written request directed to Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107.

OTHER MATTERS

Our Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the proxies will be voted in accordance with the best judgment of the person or persons voting such proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information we file at the Securities and Exchange Commission’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Our Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

We “incorporate by reference” into this proxy statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this proxy statement the following documents we have previously filed with the SEC:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on March 31, 2005, as amended by our Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004 filed with the SEC on May 2, 2005; and

•	our Current Reports on Form 8-K, filed with the SEC on January 6, 2005; February 7, 2005; March 7, 2005; March 22, 2005 and March 31, 2005 (solely with respect to Item 5.02 therein).

We also incorporate by reference into this proxy statement additional documents that we file with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 between the date of this proxy statement and the date of the annual meeting.

You may request a copy of these filings at no cost by contacting Bharat M. Chowrira, Secretary, Sirna Therapeutics, Inc., 185 Berry Street, Suite 6504, San Francisco, CA 94107.

In order to obtain timely delivery, you must request copies of our SEC filings no later than June 1, 2005.

You should rely only on the information delivered with, or stated or incorporated by reference in, this proxy statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this proxy statement is accurate as of any date other than the date on the front of this document.

By Order of the Board of Directors

Bharat M. Chowrira, Secretary

Date: May 23, 2005

ANNEX A

SIRNA THERAPEUTICS, INC.

2005 PERFORMANCE INCENTIVE PLAN

1. PURPOSE OF PLAN

The purpose of this Sirna Therapeutics, Inc. 2005 Performance Incentive Plan (this “Plan”) of Sirna Therapeutics, Inc., a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2. ELIGIBILITY

The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3. PLAN ADMINISTRATION

3.1	The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate the officers and employees of the Corporation and its Subsidiaries who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the Bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this

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requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable listing agency, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable listing agency).

3.2	Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)	determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive an award under this Plan;

(b)	grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)	construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Sections 4 and 8.6, and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any option or stock appreciation right;

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(h)	determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)	determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)	acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)	determine the fair market value of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3	Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4	Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Corporation. No director, officer or agent of the Corporation or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.

3.5	Delegation. The Administrator may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS

4.1	Shares Available. Subject to the provisions of Section 7.1, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2	Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan (the “Share Limit”) is equal to the sum of the following:

(1)	3,000,000 shares of Common Stock, plus

(2)	the number of shares of Common Stock available for additional award grant purposes under the Corporation’s 2001 Stock Option Plan (the “2001 Plan”) as of the date of stockholder approval of this Plan (the “Stockholder Approval Date”) and determined immediately prior to the termination of the authority to grant new awards under the 2001 Plan as of the Stockholder Approval Date, plus

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(3)	the number of any shares subject to stock options granted under the 2001 Plan and outstanding on the Stockholder Approval Date which expire, or for any reason or cancelled or terminated, after the Stockholder Approval Date without being exercised;

provided that in no event shall the Share Limit exceed 3,566,425 shares (which is the sum of the 3,000,000 shares set forth above, plus the number of shares available under the 2001 Plan for additional award grant purposes as of the Effective Date (as such term is defined in Section 8.6.1), plus the aggregate number of shares subject to options previously granted and outstanding under the 2001 Plan as of the Effective Date).

The following limits also apply with respect to awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as incentive stock options granted under this Plan is 3,000,000 shares.

(b)	The maximum number of shares of Common Stock subject to those options and stock appreciation rights that are granted during any calendar year to any individual under this Plan is 750,000 shares.

(c)	Additional limits with respect to Performance-Based Awards are set forth in Section 5.2.3.

Each of the foregoing numerical limits is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3	Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall not be counted against the shares available for issuance under this Plan. In the event that shares are delivered in respect of a dividend equivalent, stock appreciation right, or other award, only the actual number of shares delivered with respect to the award shall be counted against the share limits of this Plan. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent awards under this Plan. Shares that are exchanged by a participant or withheld by the Corporation as full or partial payment in connection with any award under this Plan or the 2001 Plan (with respect to such a payment in connection with any award under the 2001 Plan, only to the extent such transaction occurs after the Stockholder Approval Date), as well as any shares exchanged by a participant or withheld by the Corporation or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under this Plan or the 2001 Plan (with respect to such an exchange or withholding in connection with any award under the 2001 Plan, only to the extent such transaction occurs after the Stockholder Approval Date), shall be available for subsequent awards under this Plan. Refer to Section 8.10 for application of the foregoing share limits with respect to assumed awards. The foregoing adjustments to the share limits of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4

Reservation of Shares; No Fractional Shares; Minimum Issue. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The

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Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan. No fewer than 100 shares may be purchased on exercise of any award (or, in the case of stock appreciation or purchase rights, no fewer than 100 rights may be exercised at any one time) unless the total number purchased or exercised is the total number at the time available for purchase or exercise under the award.

5. AWARDS

5.1	Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option intended as an ISO shall be not less than 100% of the fair market value of a share of Common Stock on the date of grant of the option. The per share exercise price for each option, other than options intended as ISOs, shall be determined by the Administrator at the time of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate fair market value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the excess of the fair market value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the SAR as determined by the Administrator and set forth in the applicable award agreement. The maximum term of an SAR shall be ten (10) years.

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5.1.4 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, restricted stock, performance stock, stock units, phantom stock, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon; or (c) cash awards granted consistent with Section 5.2 below.

5.2	Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Section 5.1.4 above may be, and options and SARs granted with an exercise or base price not less than the fair market value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARS,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Any Qualifying Option or Qualifying SAR shall be subject only to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Award. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: earnings per share, cash flow (which means cash and cash equivalents derived from either net cash flow from operations or net cash flow from operations, financing and investing activities), total stockholder return, gross revenue, revenue growth, operating income (before or after taxes), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination thereof. These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Corporation or of its Subsidiaries. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. The applicable performance measurement period may not be less than three months nor more than 10 years.

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5.2.3 Form of Payment; Maximum Performance-Based Award. Grants or awards under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof. Grants of Qualifying Options and Qualifying SARs to any one participant in any one calendar year shall be subject to the limit set forth in Section 4.2(b). The maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying SARs, and other than cash awards covered by the following sentence) that are granted to any one participant in any one calendar year shall not exceed 750,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 7.1. In addition, the aggregate amount of compensation to be paid to any one participant in respect of all Performance-Based Awards payable only in cash and not related to shares of Common Stock and granted to that participant in any one calendar year shall not exceed $1,000,000.00. Awards that are cancelled during the year shall be counted against these limits to the extent permitted by Section 162(m) of the Code.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan.

5.3	Award Agreements. Each award shall be evidenced by a written award agreement in the form approved by the Administrator and executed on behalf of the Corporation and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation. The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4	Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.

5.5	Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

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•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any shares newly-issued by the Corporation be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Corporation.

5.6	Definition of Fair Market Value. For purposes of this Plan, “fair market value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ National Market Reporting System (the “National Market”) for the date in question or, if no sales of Common Stock were reported by the NASD on the National Market on that date, the last price for a share of Common Stock as furnished by the NASD through the National Market for the next preceding day on which sales of Common Stock were reported by the NASD. The Administrator may, however, provide with respect to one or more awards that the fair market value shall equal the last price for a share of Common Stock as furnished by the NASD through the National Market available on the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the National Market for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the National Market as of the applicable date, the fair market value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances. The Administrator also may adopt a different methodology for determining fair market value with respect to one or more awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular award(s) (for example, and without limitation, the Administrator may provide that fair market value for purposes of one or more awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

5.7	Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

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5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing. Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)	the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)	the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8	International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

6. EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1	General. The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.2	Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be

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suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3	Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7. ADJUSTMENTS; ACCELERATION

7.1	Adjustments. Upon or in contemplation of: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the business or assets of the Corporation as an entirety; then the Administrator shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)	proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, or (5) (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards, or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding share-based awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based awards, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Administrator may adopt such valuation methodologies for outstanding awards as it deems reasonable in the event of a cash or property settlement and, in the case of options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

In any of such events, the Administrator may take such action prior to such event to the extent that the Administrator deems the action necessary to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally. In the case of any stock split or reverse stock split, if no action is taken by the Administrator, the proportionate adjustments contemplated by clause (a) above shall nevertheless be made.

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7.2	Possible Acceleration of Awards. Without limiting the generality of the Administrator’s power pursuant to Section 3.2, the Administrator may, in its discretion, provide that any outstanding option or SAR shall become fully vested, that any share of restricted stock then outstanding shall fully vest free of restrictions, and that any other award granted under this Plan that is then outstanding shall be payable to the holder of such award upon or in connection with a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock) or upon or in connection with such change in control circumstances as the Administrator may provide. The Administrator may take such action with respect to all awards then outstanding or only with respect to certain specific awards identified by the Administrator in the circumstances. If the vesting of an award has been accelerated expressly in anticipation of an event or upon stockholder approval of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event. The portion of any ISO accelerated in connection with an event shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.3	Early Termination of Awards. Upon a dissolution of the Corporation or other event described in Section 7.1 that the Corporation does not survive (or does not survive as a public company in respect of its Common Stock), each then-outstanding award (whether or not vested, exercisable and/or payable), shall terminate upon the related dissolution event or other event referred to in Section 7.1, as applicable, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation or settlement of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued or settled in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her vested and outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of the impending termination be required).

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8. OTHER PROVISIONS

8.1	Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2	Employment Status. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3	No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4	Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or

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adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5	Tax Withholding. Upon any exercise, vesting, or payment of any award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an ISO prior to satisfaction of the holding period requirements of Section 422 of the Code, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)	require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)	deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their fair market value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law. The Corporation may, with the Administrator’s approval, accept one or more promissory notes from any Eligible Person in connection with taxes required to be withheld upon the exercise, vesting or payment of any award under this Plan; provided that any such note shall be subject to terms and conditions established by the Administrator and the requirements of applicable law.

8.6	Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date. This Plan is effective as of April 22, 2005, the date of its approval by the Board (the “Effective Date”). This Plan shall be submitted for and subject to stockholder approval no later than twelve months after the Effective Date. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable listing agency or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

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8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or amendment of any outstanding award agreement shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7	Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8	Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a)	Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)	Section 162(m). Awards under Section 5.1.4 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its

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Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

8.9	Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10	Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan.

8.11	Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12	No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13	Other Company Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

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ANNEX B

WARRANT EXCHANGE AGREEMENT

by and among

Sirna Therapeutics, Inc.

and certain Warrantholders of Sirna Therapeutics, Inc.

dated as of

December 30, 2004

-i-

-ii-

WARRANT EXCHANGE AGREEMENT

THIS WARRANT EXCHANGE AGREEMENT (this “AGREEMENT”) is dated as of December 30, 2004, by and among Sirna Therapeutics, Inc., a Delaware corporation (the “COMPANY”) and those warrantholders of the Company listed on Exhibit A to this Agreement (each a “WARRANTHOLDER” and collectively the “WARRANTHOLDERS”) who have executed this Agreement in one or more counterparts.

WHEREAS, the Company has determined that it is in the best interests of the Company to offer to exchange each warrant issued to the Warrantholders (except that James Niedel and Sprout Group shall exchange only 25% of the warrant shares issued under his or its warrants) pursuant to that certain Common Stock and Warrant Purchase Agreement (the “PURCHASE AGREEMENT”), dated as of February 11, 2003, by and among the Company and the investors listed on Exhibit A thereto, for two replacement warrants as follows: (i) the first replacement warrant shall be in substantially the form attached hereto as Exhibit B, shall be exercisable at the same price per share and for the same number of shares as the warrant issued to the Warrantholder pursuant to the Purchase Agreement (except for the Sprout-Niedel Original Warrants, as provided below) and have terms and conditions substantially the same as in the warrant issued pursuant to the Purchase Agreement except that such warrant shall only be exercisable for cash and have no net exercise provision, shall expire on and not be exercisable after February 7, 2005, and shall have the registration rights provided herein and (ii) the second replacement warrant shall be in substantially the form attached hereto as Exhibit C, shall be exercisable for 110% of the number of shares as the warrant issued to the Warrantholder pursuant to the Purchase Agreement (except for the Sprout-Niedel Original Warrants, as provided below) and have terms and conditions substantially the same as in the warrant issued pursuant to the Purchase Agreement except that such warrant shall have an exercise price of $3.85 per share (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations or similar events), subject to adjustment and anti-dilution protection as provided therein, the registration rights provided herein, and shall not be exercisable after December 30, 2009; and

WHEREAS, the Warrantholders have determined that it is in their best interests to exchange each outstanding warrant issued under the Purchase Agreement held by them for two warrants as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

ARTICLE I

EXCHANGE OF WARRANTS

1.1 Exchange of Warrants.

(a) On the terms and conditions of this Agreement, the Warrantholders who are signatories to this Agreement will tender the warrants issued pursuant to the Purchase Agreement to the Company and the Company will issue two replacement warrants as follows:

(i) the first replacement warrant shall be in substantially the form attached hereto as Exhibit B, shall be exercisable at the same price per share and, as set forth in Exhibit A hereto, for the number of shares as the warrant issued to the Warrantholder pursuant to the Purchase Agreement multiplied by 1.00 (except that, as set forth in Exhibit A hereto, the first replacement warrant for each of the warrants held by the Sprout Group or James Niedel, each of which are identified with an asterisk in Exhibit A (the “SPROUT-NIEDEL ORIGINAL WARRANTS”), shall be exercisable for the number of shares as the warrant issued to such Warrantholder pursuant to the Purchase Agreement multiplied by 0.25) and have terms and conditions substantially the same as in the warrant issued pursuant to the Purchase Agreement except that such warrant shall only be exercisable for cash and have no net exercise provision, shall expire on and not be exercisable after February 7, 2005, and shall have the registration rights provided herein and

(ii) the second replacement warrant shall be in substantially the form attached hereto as Exhibit C, shall be exercisable for, as set forth in Exhibit A hereto, the number of shares as the warrant issued to the Warrantholder pursuant to the Purchase Agreement multiplied by 1.10 (except that, as set forth in Exhibit A hereto, the second replacement warrant for each of the Sprout-Niedel Original Warrants shall be exercisable for the number of shares as the warrant issued to such Warrantholder pursuant to the Purchase Agreement multiplied by 0.275 (such number being 25% of 1.10)) and have terms and conditions substantially the same as in the warrant issued pursuant to the Purchase Agreement except that such warrant shall have an exercise price of $3.85 per share (as adjusted for stock splits, reverse stock splits, stock dividends, recapitalizations or similar events), subject to adjustment and anti-dilution protection as provided therein, the registration rights provided herein, and shall not be exercisable after December 30, 2009.

(b) Each warrant issued and outstanding immediately prior to the exchange described in Section 1.1(a) above and tendered to the Company shall be canceled and extinguished upon consummation of such exchange except that each Sprout-Niedel Original Warrant shall not be canceled or extinguished but instead (i) shall have typed or written thereon the following legend, “EXERCISE OF THIS WARRANT IS SUBJECT TO THE WARRANT EXCHANGE AGREEMENT, DATED AS OF DECEMBER 30, 2004, BETWEEN SIRNA THERAPEUTICS, INC., THE HOLDER HEREOF, AND CERTAIN WARRANTHOLDERS.” and (ii) the number of warrant shares wherever set forth on such Sprout-Niedel Original Warrant shall be crossed out and a new number equal to such crossed-out number multiplied by 0.75 shall be typed or written thereon.

1.2 Exchange Procedures. At each Closing (as defined below), the Company shall issue (i) each Warrantholder participating in such Closing who has both executed this Agreement and tendered all appropriate documents and certificates as set forth herein, the two replacement warrants described in Section 1.1 hereof and (ii) each holder of a Sprout-Niedel Original Warrant the Sprout-Niedel Original Warrant modified in accordance with Section 1.1(b) above. Thereafter such Warrantholders shall cease to have any further right, title or interest in and to the warrants surrendered for exchange except that each holder of the Sprout-Niedel Original Warrant shall have right, title, and interest in his or its modified Sprout-Niedel Original Warrant in accordance with Section 1.1(b) above.

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1.3 Lost, Stolen, Destroyed or Never-Received Warrants. In the event any warrant to be surrendered for exchange shall have been lost, stolen, destroyed or never received, the Warrantholder shall nonetheless be entitled to receive the replacement warrants in exchange therefor as set forth in this Article I upon the making of an affidavit of that fact and receipt of an indemnity reasonably satisfactory to the Company with respect to the securities alleged to have been lost, stolen, destroyed or never received.

ARTICLE II

CLOSING

2.1 Time and Place. The consummation of the exchange of securities pursuant to Article I hereof (the “CLOSING”) shall occur at O’Melveny & Myers LLP, 2765 Sand Hill Road, Menlo Park, CA 94025, on the date hereof (the “CLOSING DATE”).

2.2 Deliveries of the Warrantholders. At the Closing, the Warrantholders participating in the Closing will execute and deliver or cause to be executed and delivered to the Company: (i) the warrants to be cancelled (or, in the case of the Sprout-Niedel Original Warrants, modified) in exchange for the two replacement warrants (and, in the case of the Sprout-Niedel Original Warrants, modified Sprout-Niedel Original Warrants) and (ii) such other documents and instruments as the Company or its counsel reasonably shall deem necessary to consummate the transactions contemplated by this Agreement.

2.3 Deliveries of the Company. At the Closing, the Company will issue two replacement warrants to each Warrantholder participating in the Closing and to each holder of a Sprout-Niedel Original Warrant a modified Sprout-Niedel Original Warrant, each as described in Article I of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

3.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization (or reservation for issuance), sale and issuance of the warrants being issued hereunder (the “WARRANTS”) and the shares of Common Stock issuable upon exercise of the Warrants (the Warrants and such shares of Common Stock being collectively referred to herein as the “SECURITIES”) has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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3.3 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for: (i) the filing of a Notice of Transaction pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within the time prescribed by law, and (ii) such other filings required pursuant to applicable federal and state securities laws and blue sky laws, which filings will be effected within the required statutory period.

3.4 Offering. Subject in part to the truth and accuracy of the Warrantholders’ representations set forth in Article 4 of this Agreement, the offer, exchange and issuance of the Warrants as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the “SECURITIES ACT”), and the qualification or registration requirements of applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE WARRANTHOLDERS

Each Warrantholder hereby represents and warrants, for and as to itself only, to the Company with respect to the Securities to be issued hereunder as follows:

4.1 Authorization. (i) Such Warrantholder has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to exchange the warrants issued pursuant to the Purchase Agreement for the Warrants and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of such Warrantholder, enforceable in accordance with its terms, except (A) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally and (B) as limited by equitable principles generally.

4.2 Investment Experience. Such Warrantholder is an “Accredited Investor” as defined in Rule 501(A) under the Securities Act. Such Warrantholder is aware of the Company’s business affairs and financial condition and has had access to due diligence information, and the opportunity to ask questions of, and receive answers from, representatives of the Company, in each case concerning the finances, operations and business of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Such Warrantholder has such sophistication, knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of investing in the Company, and has the ability to bear the economic risks of investing in the Company, including a complete loss of such investment.

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4.3 Investment Intent. Such Warrantholder is acquiring the Securities for its own account as principal, for investment purposes only, and not with a present view to, or for, resale or distribution thereof, in whole or in part, in violation of the Securities Act. Such Warrantholder understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Warrantholder’s investment intent as expressed herein. Such Warrantholder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, except in compliance with the terms of this Agreement and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder.

4.4 Registration or Exemption Requirements. Such Warrantholder further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Such Warrantholder understands that the Securities will be imprinted with a legend to such effect.

4.5 No Legal, Tax or Investment Advice. Such Warrantholder understands that nothing in this Agreement or any other materials presented to such Warrantholder in connection with the issuance of the Securities constitutes legal, tax or investment advice. Such Warrantholder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Securities.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or before the Closing, of all the following conditions, unless waived in writing by the Company:

5.1 Delivery of Warrants. The Company shall have received the warrants to be exchanged (or, in the case of the Sprout-Niedel Original Warrants, modified) hereunder (or an affidavit and indemnity as provided in Section 1.3 above for any such warrant that such Warrantholder is unable to produce) held by the Warrantholders participating in the Closing.

5.2 Representations and Warranties. The representations and warranties of the Warrantholders contained in Article IV shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.3 Performance. All covenants, agreements and conditions contained in this Agreement or necessary or appropriate to allow the consummation of the transactions contemplated by this Agreement shall be performed by the Warrantholders on or prior to the Closing.

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5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE WARRANTHOLDERS

The obligations of the Warrantholders to consummate the transactions contemplated by this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions, unless waived in writing by a majority in interest of the Warrantholders participating in the Closing:

6.1 Representations and Warranties. The representations and warranties of the Company contained in Article III shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

6.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such Closing shall have been performed or complied with in all material respects.

6.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

ARTICLE VII

COVENANTS OF THE COMPANY

7.1 Registration Rights. The Warrantholders shall have the following registration rights:

(a) Shelf Registration.

(i) Registration. The Company shall prepare and file or cause to be prepared and filed with the Securities and Exchange Commission (“SEC”) no later than ninety (90) days after the Closing, a registration statement (the “REGISTRATION STATEMENT”) including the prospectus, amendments and supplements to such registration statement, including all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement, for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Warrantholders of the Common Stock issued or issuable upon exercise of the Warrants (“the “REGISTRABLE Securities”). The Registration Statement shall be on an appropriate form permitting registration

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of such securities for resale by such Warrantholders in accordance with the methods of distribution elected by the Warrantholders and set forth in the Registration Statement. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act no later than the six (6) month anniversary of the Closing, and to keep such Registration Statement continuously effective under the Securities Act until the earlier of: (i) the second anniversary of the date hereof and (ii) such date as all securities registered on such Registration Statement have been resold (the earlier to occur of (i) and (ii) is the “EFFECTIVENESS TERMINATION DATE”); provided, however, that the Company may suspend sales of Common Stock pursuant to such Registration Statement for a period of not more than one hundred twenty (120) days in the aggregate for all cases in which it determines in good faith that such Registration Statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided further and subject to the provisions of this Section 7.1(a)(i), the Company shall promptly amend such Registration Statement in order to correct any untrue statement and/or ensure that such Registration Statement is not misleading. At the time the Registration Statement is declared effective, each Warrantholder shall be named as a selling securityholder in the Registration Statement and the related prospectus in such a manner as to permit such Warrantholder to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

(ii) If the Registration Statement ceases to be effective for any reason at any time prior to the applicable Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

(iii) The Company shall supplement and amend the Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement, if required by the Securities Act or, to the extent to which the Company does not reasonably object, as reasonably requested by the written consent of a majority in interest of the Warrantholders participating in the Closing.

(iv) Each Warrantholder agrees that if such Warrantholder wishes to sell securities pursuant to the Registration Statement, it will do so only in accordance with Section 7.1 of this Agreement.

(b) Expenses of Registration. All Registration Expenses (as defined below) incurred in connection with the registrations pursuant to Section 7.1(a) shall be borne by the Company. “REGISTRATION EXPENSES” shall mean all expenses incurred by the Company in complying with Sections 7.1(a) hereof, including all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of Investor Counsel (as defined below) up to Five Thousand Dollars ($5,000), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and Selling Expenses (as defined hereinafter)). All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Warrantholders. “SELLING EXPENSES” shall mean all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities.

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(c) Registration Procedures. In the case of a registration, and any qualification, compliance, or effectiveness effected by the Company pursuant to this Section 7.1, the Company will keep the Warrantholders advised in writing as to the initiation of such registration, qualification, compliance and effectiveness and as to the completion thereof. At its expense the Company will:

(i) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(ii) Furnish to the Warrantholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(iii) Use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Warrantholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(iv) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that each Warrantholder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

(v) Notify immediately each Warrantholder holding Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that the Company shall promptly amend such Registration Statement in order to correct any untrue statement and/or ensure that such Registration Statement is not misleading;

(vi) Cause all such Registrable Securities registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included;

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(vii) Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(viii) Use its commercially reasonable efforts to furnish, at the request of any Warrantholder requesting registration of Registrable Securities pursuant to this Section 7.1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 7.1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Warrantholders), addressed to the underwriters, if any, and to the Warrantholders, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Warrantholders), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

(ix) The Company shall reasonably cooperate with legal counsel selected by a majority in interest of the Warrantholders participating in the Closing (the “INVESTOR COUNSEL”) in performing the Company’s obligations under this Section 7.1 and shall: (A) permit Investor Counsel to review and comment upon any offering pursuant to this Section 7.1 and to review and comment upon (1) the Registration Statement prior to its filing with the SEC and (2) all amendments and supplements thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) prior to their filing with the SEC; and (B) furnish to Investor Counsel, without charge, (1) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (2) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, and (3) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto; provided that the Company will only be responsible for reasonable fees and expenses pursuant to this Section 7.1(c)(ix).

(d) Indemnification.

(i) The Company will indemnify each Warrantholder, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) such Warrantholder within the meaning of the Securities Act (collectively, the “WARRANTHOLDERS’ AGENTS”), with respect to which registration, qualification or compliance has been effected pursuant to this Section 7.1, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance or the failure of the Company to fulfill any undertaking made in any registration statement or any amendments or supplements thereto, and will reimburse each Warrantholder, and each Warrantholders’ Agent, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Warrantholder and stated to be specifically for use therein or furnished in writing by such Warrantholder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein.

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(ii) Each Warrantholder will indemnify, severally and not jointly, the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, any underwriter, and each other Warrantholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such directors, and officers, control persons, underwriter and each other Warrantholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by such Warrantholder and stated to be specifically for use therein or furnished by such Warrantholder to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein; provided, however, that the indemnity agreement provided in this Section 7.1(d)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Warrantholder, which consent shall not be unreasonably withheld. In no event shall a Warrantholder’s indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

(iii) Each party entitled to indemnification under this Section 7.1(d) (the “INDEMNIFIED PARTY”) shall give notice to the party required to provide indemnification (the “INDEMNIFYING PARTY”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 7.1(d), but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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(iv) If the indemnification provided for in this Section 7.1(d) is held to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Warrantholder under this Section 7.1(d) exceed the net proceeds from the offering received by such Warrantholder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(v) The obligations of the Company and each Warrantholder under this Section 7.1 shall survive the completion of any offering of the Registrable Securities in a Registration Statement under this Section 7.1, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and will survive the transfer of securities.

(e) Information by the Warrantholder. Each Warrantholder shall furnish to the Company such information regarding such Warrantholder and the distribution proposed by such Warrantholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 7.1.

(f) Piggy-Back Registration. In addition to the registration rights granted above, but subject to any normal underwriter’s “cut-back,” which shall not exceed 30% of the number of shares proposed by each such Warrantholder to be registered, during the period from the six (6) month anniversary of the Closing until the fifth anniversary of the Closing Date, the Company shall grant the Investors unlimited “piggy-back” registration rights with respect to any other registration statement filed by the Company with respect to its Common Stock, but only to the extent that (i) the grant or exercise of such “piggy-back” registration rights will not violate any agreement to which the Company is now a party and (ii), in the case of underwritten offerings of the Company’s common stock that occur after the second anniversary of the Closing Date, a Warrantholder and its affiliates collectively hold at least 5% of the outstanding shares of the Company’s Common Stock, and (iii), in the case of non-underwritten offerings of the Company’s common stock that occur after the second anniversary of the Closing Date, the Warrant shares held by a Warrantholder may not be sold pursuant to Rule 144(k) (or a substantially equivalent successor rule).

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(g) Demand Registration. In addition to the registration rights granted to the Warrantholders pursuant to Section 7.1(a) above, at any time after the Effectiveness Termination Date but on or before December 30, 2009, one or more Warrantholders, holding in aggregate together with its or their affiliates at least 5% of all of the outstanding shares of the Company’s Common Stock and unable to sell all of its or their Warrant shares pursuant to Rule 144(k) (or a substantially equivalent successor rule), may make one written request (the “INITIATING REQUEST”) to the Company for the registration under the Securities Act of all such Warrantholder’s Registrable Securities, which request shall specify the number of shares of Common Stock to be disposed of and the proposed plan of distribution therefor. Upon the receipt of any Initiating Request for registration pursuant to this Section 7.1(g), the Company will use its commercially reasonable efforts to effect, at the earliest possible date (taking into account any delay that may result from any special audit required by applicable law), such registration under the Securities Act. The applicable provisions of Sections 7.1(b), (c), (d) and (e) with respect to expenses, registration procedures, indemnification and information shall apply to any registration statement filed pursuant to this Section 7.1(g).

7.2 Assignment of Rights. The rights to cause the Company to register Registrable Securities pursuant to Section 7.1 may be assigned by a Warrantholder only to an affiliate of such Warrantholder or, with the written consent of the Company, which shall not be unreasonably withheld. In the event of such assignment, the transferee shall furnish the Company written notice of such assignment, and the assignee shall agree in writing to be bound by the obligations of such Warrantholder under this Agreement.

ARTICLE VIII

LOCKUP

8.1 Lock Up Agreement. Each of the Warrantholders hereby agrees that until after the six (6) month anniversary of the Closing Date, the Warrantholder will not, without the prior written consent of the Company: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to: (a) bona fide gifts, provided the recipient thereof agrees in writing with the Company to be bound by the terms of this Article VIII and (b) transfers in connection with distributions to the Warrantholder’s partners, members or stockholders provided that the transferees agree in writing with the Company to be bound by the terms of this Article VIII.

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8.2 Stop Transfer Instructions. Each Warrantholder consents and agrees to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Warrantholder’s securities of the Company except in compliance with the restrictions set forth herein.

8.3 Covenant not to Acquire. Each Warrantholder covenants and agrees that it shall not purchase or otherwise acquire any securities of the Company until after six (6) month anniversary of the Closing Date without an opinion of counsel that such purchase or acquisition is in compliance with applicable securities laws or other evidence satisfactory to the Company in its reasonable discretion.

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1 Notice. All notices and other communications under this Agreement shall be in writing and shall be deemed delivered upon mailing by registered or certified mail, three days after mailing by first class mail, upon mailing by reputable overnight courier, upon transmission by facsimile with a printed transmission receipt, or upon personal delivery or delivery by a reputable courier, to the party or parties at the address set forth on the signature pages hereto, or at such other address that they designate in accordance with this Section 9.1. Any party delivering notice to the Company shall also deliver a copy to: O’Melveny & Myers LLP, 2765 Sand Hill Road, Menlo Park, CA 94025, Attn: Sam Zucker, Esq., facsimile: (650) 473-2601.

9.2 Entire Agreement. This Agreement and the documents referred to herein embody the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersede all prior and contemporaneous agreements and understandings, oral or written, relative to said subject matter.

9.3 Binding Effect. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Warrantholders.

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9.4 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than by performance), in whole or in part, except by a writing executed by the Company and a majority in interest of the Warrantholders participating in the Closing. Except to the extent that a party hereto may have otherwise agreed in writing, no waiver by that party of any condition of this Agreement or breach by the other party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by the other party, nor shall any forbearance by the first party to seek a remedy for any noncompliance or breach by the other party be deemed to be a waiver by the first party of its rights and remedies with respect to such noncompliance or breach.

9.5 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

9.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.7 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Delaware, as applied to contracts entered into and to be performed solely within Delaware solely between residents of Delaware.

9.8 California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

9.9 Law Firm; Waiver of Conflicts. Each party to this Agreement acknowledges that O’Melveny & Myers LLP, counsel for the Company, has in the past and may continue in the future to perform legal services for certain of the Warrantholders in matters unrelated to the transactions described in this Agreement, including the representation of such Warrantholders in venture capital financings. Accordingly, each party to this Agreement hereby: (i) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; (ii) acknowledges that O’Melveny & Myers LLP represented the Company in the transactions contemplated by this Agreement and has not represented any individual, Warrantholder, stockholder or employee of the Company in connection with such transactions; and (iii) gives its informed consent to the representation by O’Melveny & Myers LLP of certain of the Warrantholders in such unrelated matters and the representation by O’Melveny & Myers LLP of the Company in connection with this Agreement and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SIRNA THERAPEUTICS INC.

By:

Name:
Title:

2950 Wilderness Place Boulder, CO 80301 Facsimile: (303) 449-6995

INVESTORS:

DLJ CAPITAL CORPORATION

By:
Craig L. Slutzkin
Vice President

SPROUT CAPITAL IX, L.P.

	By:	DLJ Capital Corporation
	Its:	Managing General Partner

By:
Craig L. Slutzkin
Vice President

[Signature Page to Warrant Exchange Agreement]

SPROUT ENTREPRENEURS’ FUND, L.P.

	By:	DLJ Capital Corporation
	Its:	General Partner

By:
Craig L. Slutzkin
Vice President

SPROUT IX PLAN INVESTORS, L.P.

	By:	DLJ LBO Plans Management Corporation
	Its:	General Partner

By:
Craig L. Slutzkin
Attorney in Fact
Address:_________________________________

Facsimile:________________________________

VENROCK ASSOCIATES, by a General Partner

VENROCK ASSOCIATES III, L.P., by its General Partner, Venrock Management III LLC

VENROCK ENTREPRENEURS FUND III, L.P., by its General Partner, VEF Management III LLC

By:
Name:	Bryan E. Roberts As a General Partner or Member
Address:_________________________________

Facsimile:________________________________

OXFORD BIOSCIENCE PARTNERS IV, L.P.

By:	OBP Management IV L.P., its general partner

By:

Name:	Alan G. Walton
Title:	General Partner

[Signature Page to Warrant Exchange Agreement]

MRNA FUND II, L.P.

By:	OBP Management IV L.P., its general partner

By:

Name:	Alan G. Walton
Title:	General Partner
Address:_________________________________

Facsimile:________________________________

[Signature Page to Warrant Exchange Agreement]

GRANITE GLOBAL VENTURES (Q.P.) L.P.

By:	Granite Global Ventures L.L.C. its general partner

By:

Name:
Title:	Managing Director

GRANITE GLOBAL VENTURES L.P.

By:	Granite Global Ventures L.L.C. its general partner

By:

Name:
Title:	Managing Director

Address:_________________________________

Facsimile:________________________________

An INDIVIDUAL PERSON

Signature:
James Niedel

[Signature Page to Warrant Exchange Agreement]

EXHIBIT A

SCHEDULE OF WARRANTHOLDERS

WARRANTHOLDER	SHARES ISSUABLE UNDER THE WARRANT TO BE CANCELLED	SHARES ISSUABLE UNDER THE SPROUT-NIEDEL ORIGINAL WARRANTS BEFORE MODIFICATION PURSUANT TO SECTION 1.1(B) HEREIN	SHARES ISSUABLE UNDER THE SPROUT-NIEDEL ORIGINAL WARRANTS AFTER MODIFICATION PURSUANT TO SECTION 1.1(B) HEREIN	SHARES ISSUABLE UNDER THE FIRST REPLACEMENT WARRANT	SHARES ISSUABLE UNDER THE SECOND REPLACEMENT WARRANT
Sprout IX Plan Investors, L.P.*	NA	102,077	76,557	25,519	28,070
Sprout Entrepreneurs Fund, L.P.*	NA	8,711	6,533	2,177	2,394
Sprout Capital IX, L.P.*	NA	2,210,404	1,657,803	552,601	607,861
DLJ Capital Corporation*	NA	4,845	3,633	1,211	1,332
James Niedel*	NA	59,642	44,731	14,910	16,401
Venrock Associates	194,337	NA	NA	194,337	213,771
Venrock Associates III, L.P.	863,721	NA	NA	863,721	950,093
Venrock Entrepreneurs Fund III, L.P.	21,593	NA	NA	21,593	23,752
Oxford Bioscience Partners IV, L.P.	810,315	NA	NA	810,315	891,346
mRNA Fund II L.P.	8,130	NA	NA	8,130	8,943
Granite Global Ventures (Q.P.) L.P.	205,454	NA	NA	205,454	225,999
Granite Global Ventures L.P.	3,511	NA	NA	3,511	3,862

ANNEX C

FORM OF FIRST REPLACEMENT WARRANT

EXECUTION COPY

THIS WARRANT AND THE SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

SIRNA THERAPEUTICS, INC.

WARRANT TO PURCHASE                  SHARES OF COMMON STOCK

Warrant No. W-[  ]

THIS CERTIFIES THAT, for value received,                                               and its assigns are entitled to subscribe for and purchase              shares (as adjusted pursuant to Section 4 hereof, the “Shares”) of the fully paid and nonassessable common stock, par value $0.01 per share (“Common Stock”), of Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), at the price of $2.52 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions set forth herein and in the Warrant Exchange Agreement, dated as of even date herewith, by and among the Company and the other parties thereto. As used herein, the term “Date of Grant” means DECEMBER 30, 2004. As used herein, the term “Warrant” shall be deemed to include any warrants issued in exchange or upon transfer or partial exercise of this Warrant unless the context clearly requires otherwise.

1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through February 7, 2005.

2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a “Wire Transfer”) of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased or (b) if in connection with a registered public offering of the Company’s securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s)

representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares of stock so purchased shall be delivered to the holder hereof as soon as practicable and, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant.

3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

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(b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision or the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

(c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend or make a distribution to all of its stockholders with respect to its Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

(d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief executive officer, chief financial officer or any vice president setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder’s last known address.

6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company’s Board of Directors.

7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

(a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof, are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY.”

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Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

(1) The holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Act.

(2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder’s investment intent as expressed herein.

(3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

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(4) The holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

(b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the shares of Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company’s request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

8. Rights as Stockholders. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

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9. Registration Rights. The Company grants registration rights to the holder of this Warrant for any shares of Common Stock of the Company obtained upon exercise hereof as set forth in that certain Warrant Exchange Agreement, dated as of even date herewith, by and among the Company and the other parties thereto.

10. Mergers. The Company shall provide the holder of this Warrant with at least twenty (20) days’ written notice prior to the closing thereof of the terms and conditions of any of the following transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company’s property or business or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) or (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

11. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

(a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

(b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

(c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s certificate of incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

(d) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

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12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

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20. No Impairment of Rights. The Company will not, by amendment of its certificate of incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

21. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be valid, legal and enforceable under all applicable laws and regulations. If, however, any provision of this Warrant shall be invalid, illegal or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed to be so modified, it shall be invalid, illegal or unenforceable only to the extent of such invalidity, illegality or limitation on enforceability without affecting the remaining provisions of this Warrant or the validity, legality or enforceability of such provision in any other jurisdiction.

22. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

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IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

SIRNA THERAPEUTICS, INC.

By:
Name:
Title:

Address: 2950 Wilderness Place Boulder, CO 80301

EXHIBIT A-1

Notice of Exercise

1.	The undersigned hereby:

☐	elects to purchase shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.	Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

——————————————————

(Name)

——————————————————

——————————————————

——————————————————

(Address)

3.	The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

(Signature)

Dated:

EXHIBIT A-2

Notice of Exercise

1.	Contingent upon and effective immediately prior to the closing (the “Closing”) of the Company’s public offering contemplated by the Registration Statement on Form S-1, filed, , the undersigned hereby:

☐	elects to purchase shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

2.	Please deliver to the custodian for the selling stockholders a stock certificate representing such shares.

3.	The undersigned has instructed the custodian for the selling stockholders to deliver to the Company $ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

(Name)

(Address)

Dated:

ANNEX D

FORM OF SECOND REPLACEMENT WARRANT

EXECUTION COPY

THIS WARRANT AND THE SHARES OF COMMON STOCK TO BE ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

SIRNA THERAPEUTICS, INC.

WARRANT TO PURCHASE                      SHARES OF COMMON STOCK

Warrant No. W-[  ]

THIS CERTIFIES THAT, for value received,                                          and its assigns are entitled to subscribe for and purchase              shares (as adjusted pursuant to Section 4 hereof, the “Shares”) of the fully paid and nonassessable common stock, par value $0.01 per share (“Common Stock”), of Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), at the price of $3.85 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions set forth herein and in the Warrant Exchange Agreement, dated as of even date herewith, by and among the Company and the other parties thereto. As used herein, the term “Date of Grant” means DECEMBER 30, 2004. As used herein, the term “Warrant” shall be deemed to include any warrants issued in exchange or upon transfer or partial exercise of this Warrant unless the context clearly requires otherwise. Notwithstanding any other provision in this Warrant to the contrary, if a reduction in the Warrant Price pursuant to Section 4 would require the Company to obtain stockholder approval of the transactions giving rise to this Warrant pursuant to Nasdaq Marketplace Rules, then the Warrant Price shall be reduced to the maximum extent that would not require stockholder approval under such rules.

1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant through December 30, 2009.

2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a “Wire Transfer”) of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased or (b) if in connection with a registered public offering of the Company’s securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of Shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased, or (c) exercise of the “net issuance” right provided for in Section 10.2 hereof. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares of stock so purchased shall be delivered to the holder hereof as soon as practicable and, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant.

3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

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(b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision or the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

(c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend or make a distribution to all of its stockholders with respect to its Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

(d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Sections 4(a) through (c) above, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

(e) Warrant Price Adjustments; Issuance of Common Stock at less than Warrant Price. If the Company, at any time while this Warrant is outstanding and on or prior to June 30, 2005, shall consummate the issue or sale, or is, in accordance with any of the subsections of this Section 4(e), deemed to have consummated the issue or sale, any Additional Shares of Common Stock (as defined below) for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issue or sale, then and in each such case (a “Trigger Issuance”) the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price equal to the lowest price paid per share for such Common Stock. If no Trigger Issuance occurs, the then-existing Warrant Price as of the close of business on June 30, 2005 shall equal, as may be adjusted pursuant to Sections 4(a) through (c) above, the lesser of $3.85 and the average closing selling price of a share of Company common stock traded on the Nasdaq National Market, as quoted in The Wall Street Journal, over the 15-day period ending on June 30, 2005. For purposes of this subsection (e), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company, or deemed to be issued pursuant to this subsection (e), in a private placement for the primary purpose of raising capital for the Company, other than Excluded Issuances (as defined in subsection (f) below). For purposes of this subsection (e), the following subsections (e)(l) to (e)(6) shall also be applicable:

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(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities. Except as otherwise provided in subsection 4(e)(3), no adjustment of the Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable

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upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities, provided that (a) except as otherwise provided in subsection 4(e)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issue or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of subsection 4(e).

(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4(e)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4(e)(l) or 4(e)(2), or the rate at which Convertible Securities referred to in subsections 4(e)(l) or 4(e)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4(e) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4(e) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

(4) Stock Dividends. Subject to the provisions of this Section 4(e), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefore shall be deemed to be the gross amount received by the Company therefor, before deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, before deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company.

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(6) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(f) Excluded Issuances. “Excluded Issuances” shall mean shares of Common Stock issued or issuable: (i) upon the conversion of shares of Preferred Stock; (ii) pursuant to the acquisition of another corporation or entity by the Company by way of merger, purchase of all or substantially all of the assets of the corporation, stock for stock exchange or other reorganization or recapitalization or pursuant to a joint venture agreement approved by the Board of Directors of the Company; (iii) to directors or employees of, or consultants or other service providers to, the Company under a stock option or other equity incentive plan or agreement approved by and in a manner determined by the Board of Directors (including restricted stock grants to directors, employees or consultants); (iv) upon the closing of any public offering of the Company’s securities; (v) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock for which adjustment is otherwise made pursuant to Section 4; (vi) stock or options or warrants to purchase capital stock, issued to financial institutions, strategic partners or lessors in connection with any commercial credit arrangement, equipment financing, strategic partnership or similar transaction; (vii) shares of Common Stock issued upon the exercise, exchange or conversion of Options or Convertible Securities outstanding as of the date hereof; (viii) shares of Common Stock issued or issuable in connection with any settlement of any action, suit, proceeding or litigation; (ix) shares of Common Stock issued or issuable in connection with any sponsored laboratory or clinical research or development, strategic collaboration, or marketing agreement, or any license of any data, product, intellectual property, or technology, or any other similar agreement, license or strategic partnership approved by the Board of Directors; and (x) shares of Common Stock issued or issuable to suppliers or third party service providers in connection with the provision of any goods or services pursuant to a transaction approved by the Board of Directors.

5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief executive officer, chief financial officer or any vice president setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder’s last known address.

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6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company’s Board of Directors.

7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

(a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY.”

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Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

(1) The holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Act.

(2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder’s investment intent as expressed herein.

(3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

(4) The holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

(b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

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(c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the shares of Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company’s request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

8. Rights as Stockholders. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

9. Registration Rights. The Company grants registration rights to the holder of this Warrant for any shares of Common Stock of the Company obtained upon exercise hereof as set forth in that certain Warrant Exchange Agreement, dated as of even date herewith, by and among the Company and the other parties thereto.

10. Additional Rights.

10.1. Mergers. The Company shall provide the holder of this Warrant with at least twenty (20) days’ written notice prior to the closing thereof of the terms and conditions of any of the following transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company’s property or business or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

10.2. Right to Convert Warrant into Stock: Net Issuance.

(a) Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the “Conversion Right”) into shares of Common Stock as provided in this Section 10.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

X = B - A

      –——

          Y

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Where: X = the number of shares of Common Stock that may be issued to the holder.

Y = the fair market value of one share of Common Stock.

A = the aggregate Warrant Price of the specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price).

B = the aggregate fair market value of the specified number of Converted Warrant Shares (i.e., the number of Converted Warrant Shares multiplied by the fair market value of one Converted Warrant Shares).

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

(b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1 or Exhibit A-2 hereto) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a registration statement under the Act (a “Public Offering”). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

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(c) Determination of Fair Market Value. For purposes of this Section 10.2, “fair market value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering.

(ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

(A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the five trading days immediately prior to the Determination Date;

(B) If traded on the Nasdaq Stock Market or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five trading days immediately prior to the Determination Date; and

(C) If there is no public market for the Common Stock, then fair market value shall be reasonably determined by the Company’s Board of Directors.

If closing prices or closing bid prices are no longer reported by a securities exchange or other trading system, the closing price or closing bid price shall be that which is reported by such securities exchange or other trading system at 4:00 p.m. New York City time on the applicable trading day.

11. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

(a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

(b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

(c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s certificate of incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

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(d) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

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18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

20. No Impairment of Rights. The Company will not, by amendment of its certificate of incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

21. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be valid, legal and enforceable under all applicable laws and regulations. If, however, any provision of this Warrant shall be invalid, illegal or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed to be so modified, it shall be invalid, illegal or unenforceable only to the extent of such invalidity, illegality or limitation on enforceability without affecting the remaining provisions of this Warrant or the validity, legality or enforceability of such provision in any other jurisdiction.

22. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

SIRNA THERAPEUTICS, INC.

By:
Name:
Title:

Address: 2950 Wilderness Place Boulder, CO 80301

EXHIBIT A-1

Notice of Exercise

1.	The undersigned hereby:

☐	elects to purchase shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

☐	elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to shares of Common Stock.

2.	Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

——————————————————

(Name)

——————————————————

——————————————————

——————————————————

(Address)

3.	The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

(Signature)

Dated:

EXHIBIT A-2

Notice of Exercise

1.	Contingent upon and effective immediately prior to the closing (the “Closing”) of the Company’s public offering contemplated by the Registration Statement on Form S-1, filed , the undersigned hereby:

☐	elects to purchase shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

☐	elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to Shares of Common Stock.

2.	Please deliver to the custodian for the selling stockholders a stock certificate representing such shares.

3.	The undersigned has instructed the custodian for the selling stockholders to deliver to the Company $ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

——————————————————

(Name)

——————————————————

——————————————————

——————————————————

(Address)

Dated:

PROXY

SIRNA THERAPEUTICS, INC.

This Proxy is Solicited on Behalf of the Board of Directors

for the Annual Meeting of Stockholders to

be Held on June 14, 2005

The undersigned stockholder of Sirna Therapeutics, Inc. hereby constitutes and appoints Howard W. Robin and Bharat M. Chowrira, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according the number of shares of the Company’s $0.01 par value common stock held of record by the undersigned on May 11, 2005, and as fully as the undersigned would be entitled to vote if personally present at the Company’s Annual Meeting of Stockholders to be held at the Grand Hyatt Hotel, 345 Stockton Street, San Francisco, CA 94108, on June 14, 2005 at 3:30 p.m. local time, and at any and all postponements, continuations and adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this proxy will be voted FOR the election of proposed nominees to the Board of Directors of the Company; FOR the proposal to approve the Company’s 2005 Performance Incentive Plan; FOR the proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005; and FOR the proposal to ratify and approve the Warrant Exchange Transaction.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3 and 4.

1. Proposal to elect the following nominees to the Board of Directors:

¨ FOR all nominees listed below

(except as marked to the contrary below)

¨ WITHHOLD AUTHORITY to vote all nominees listed below

Dr. James Neidel

Mr. R. Scott Greer

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below:)

2. Proposal to approve the Company’s 2005 Performance Incentive Plan:

FOR        AGAINST        ABSTAIN

3. Proposal for ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005:

FOR        AGAINST        ABSTAIN

4. Proposal for ratification and approval of the Warrant Exchange Transaction:

FOR        AGAINST        ABSTAIN

5. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all postponements, continuations or adjournments thereof.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate.

Dated             , 2005

Authorized Signature

Title

Authorized Signature

Title

Please mark boxes in ink. Sign, date and return this proxy card promptly using the enclosed envelope.